================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       CONSOLIDATED FREIGHTWAYS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

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--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING

                                      AND

                                PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 28, 1997

                         CONSOLIDATED FREIGHTWAYS, INC.
                                      DBA
                            CNF TRANSPORTATION INC.

                         [LOGO OF CNF TRANSPORTATION]


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Proxy Statement............................................................   1
  Board of Directors' Recommendations......................................   1
  Proxy Voting Procedures..................................................   1
  Voting Requirements......................................................   1
  Voting Shares Outstanding................................................   1
  Proxy Voting Convenience.................................................   2
  Attendance at the Meeting................................................   2
Election of Directors......................................................   2
Stock Ownership by Directors and Executive Officers........................   9
Information About the Board of Directors and Certain Board Committees......  10
Compensation of Directors..................................................  11
Compensation of Executive Officers.........................................  12
  I.   Summary Compensation Table..........................................  12
  II.  Option/SAR Grants Table.............................................  14
  III. Option/SAR Exercises and Year-End Value Table.......................  15
  IV.  Long-Term Incentive Plan Awards Table...............................  16
Compensation Committee Report on Executive Compensation....................  16
Compensation Committee Interlocks and Insider Participation................  20
A Comparison of Five-year Cumulative Total Shareholder Return..............  20
Pension Plan Table.........................................................  22
Proposal to Amend the Company's Certificate of Incorporation to Change the
 Name of the Company.......................................................  22
Proposal to Approve the CNF Transportation Inc. 1997 Equity and Incentive
 Plan......................................................................  23
Appointment of Auditors....................................................  29
Principal Shareholders.....................................................  30
Compliance with Section 16 of the Exchange Act.............................  31
Confidential Voting........................................................  31
Submission of Shareholder Proposals........................................  31
Other Matters..............................................................  32

                        CONSOLIDATED FREIGHTWAYS, INC.
                                      DBA
                            CNF TRANSPORTATION INC.

                        [LOGO OF CNF TRANSPORTATION

3240 HILLVIEW AVENUE                                    TELEPHONE: 415/494-2900
PALO ALTO, CALIFORNIA 94304

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            Monday, April 28, 1997
                            9:00 A.M., Eastern Time
  Du Barry Room, Hotel du Pont, 11th and Market Streets, Wilmington, Delaware

FELLOW SHAREHOLDER:

  The Annual Meeting of Shareholders of Consolidated Freightways, Inc. dba CNF Transportation Inc. will be held at 9:00 A.M., Eastern Time, on Monday, April 28, 1997, to:

  1. Elect four Class III directors for a three-year term.

  2. Act upon a proposal to amend the Company's Certificate of Incorporation, changing the Company's name from "Consolidated Freightways, Inc." to "CNF Transportation Inc."

  3. Act upon a proposal to approve the Company's 1997 Equity and Incentive
     Plan.

  4. Ratify the appointment of auditors.

  5. Transact any other business properly brought before the meeting.

  Shareholders of record at the close of business on March 3, 1997, are entitled to notice of and to vote at the meeting.

  Your vote is important. Whether or not you plan to attend, I urge you to SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible will be represented at the meeting. If you attend the meeting and prefer to vote in person, you will be able to do so and your vote at the meeting will revoke any proxy you may submit.

                                          Sincerely,

                                          EBERHARD G.H. SCHMOLLER
                                          Secretary

March 24, 1997

                        CONSOLIDATED FREIGHTWAYS, INC.
                                      DBA
                            CNF TRANSPORTATION INC.

                             3240 HILLVIEW AVENUE
                          PALO ALTO, CALIFORNIA 94304
                            TELEPHONE: 415/494-2900

                                PROXY STATEMENT

                              March 24, 1997

  The Annual Meeting of Shareholders of Consolidated Freightways, Inc. dba CNF Transportation Inc. (the "Company") will be held on April 28, 1997. Shareholders of record at the close of business on March 3, 1997 will be entitled to vote at the meeting. This proxy statement and accompanying proxy are first being sent to shareholders on or about March 24, 1997.

BOARD OF DIRECTORS' RECOMMENDATIONS

  The Board of Directors of the Company is soliciting your proxy for use at the meeting and any adjournment or postponement of the meeting. The Board recommends a vote for the election of the nominees for directors described below, for approval of the proposed amendment to the Company's Certificate of Incorporation, for approval of the Company's 1997 Equity and Incentive Plan, and for ratification of the appointment of Arthur Andersen LLP as independent auditors.

PROXY VOTING PROCEDURES

  To be effective, properly signed proxies must be returned to the Company prior to the meeting. The shares represented by your proxy will be voted in accordance with your instructions. However, if no instructions are given, your shares will be voted in accordance with the recommendations of the Board.

VOTING REQUIREMENTS

  A majority of the votes attributable to all voting shares must be represented in person or by proxy at the meeting to establish a quorum for action at the meeting. Directors are elected by a plurality of the votes cast, and the four nominees who receive the greatest number of votes cast for election of directors at the meeting will be elected directors for a three-year term. Approval of the proposed amendment to the Company's Certificate of Incorporation requires a favorable vote of the holders of a majority of the voting power entitled to vote thereon. Approval of all other matters expected to come before the meeting requires a favorable vote of the holders of a majority of the voting power represented at the meeting.

  In the election of directors, broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to the proposed amendment to the Certificate of Incorporation, abstentions and broker non-votes will have the same effect as voting against the proposal. With respect to the other matters, abstentions from voting will have the same effect as voting against such matters and broker non-votes will be disregarded and have no effect on the outcome of the vote.

VOTING SHARES OUTSTANDING

  At the close of business on March 3, 1997, the record date for the Annual Meeting, there were outstanding and entitled to vote 45,559,896 shares of Common Stock and 873,078 shares of Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock"). Each share of Common Stock has the right to one non-cumulative vote and each share of Series B Preferred Stock has the right to 6.1 non-cumulative votes.

  Therefore, an aggregate of 50,885,672 votes are eligible to be cast at the meeting.

PROXY VOTING CONVENIENCE

  You are encouraged to exercise your right to vote by returning to the Company a properly executed WHITE proxy in the enclosed envelope, whether or not you plan to attend the meeting. This will ensure that your votes are cast.

  You may revoke or change your proxy at any time prior to its use at the meeting. There are three ways you may do so: (1) give the Company a written direction to revoke your proxy; (2) submit a later dated proxy; or (3) attend the meeting and vote in person.

ATTENDANCE AT THE MEETING

  All shareholders are invited to attend the meeting. Due to the limited seating capacity, persons who are not shareholders may attend only if invited by the Board of Directors. IF YOU ARE A SHAREHOLDER BUT DO NOT OWN SHARES IN YOUR NAME, YOU MUST BRING PROOF OF OWNERSHIP (E.G., A CURRENT BROKER'S STATEMENT) IN ORDER TO BE ADMITTED TO THE MEETING.

                             ELECTION OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

  The following persons are the nominees of the Board of Directors for election as Class III directors to serve for a three-year term until the 2000 Annual Meeting of Shareholders and until their successors are duly elected and qualified:

                                 Robert Alpert
                                 Margaret G. Gill
                                 Robert Jaunich II
                                 Robert P. Wayman

  Unless you withhold authority to vote, your proxy will be voted for election of the nominees named above. If a nominee becomes unable or unwilling to serve, proxy holders are authorized to vote for election of such person or persons as shall be designated by the Board of Directors; however, the management knows of no reason why any nominee should be unable or unwilling to serve.

  The Company has three classes of directors, each of which is elected for a three-year term. Class I directors will be elected in 1998 and Class II directors will be elected in 1999. All directors have previously been elected by the shareholders, except Margaret G. Gill who was appointed by the Board as a Class III director in January 1995, Richard A. Clarke, who was appointed by the Board as a Class I director in January 1996, W. Keith Kennedy, Jr., who was appointed by the Board as a Class I director in December 1996, and William
J. Schroeder, who was appointed by the Board as a Class II director in December 1996.

  In December 1996, William D. Walsh, who had served as a Class II director since 1994, and G. Robert Evans, who had served as a Class I director since 1990, resigned from the Board in order to join the Board of Directors of Consolidated Freightways Corporation. Shares of Consolidated Freightways Corporation were distributed to shareholders of the Company on December 2, 1996. In addition, in December 1996, Ronald E. Poelman, who had served as a director since 1971 and as a Class II director since 1986, retired from the Board.

                 --------------------------------------------

                              CLASS III DIRECTORS

    [PHOTO        ROBERT ALPERT                             Director since 1976
      OF
 ROBERT ALPERT]   Chairman of the Board,
                  The Empire A.B.,
                  a Swedish diversified metals company

                    Mr. Alpert is Chairman of the Board of The Empire A.B., a
                  Swedish group of companies dealing in aluminum, brass and other metal products and services, and of Alpert Corporation, a Dallas financial services and real estate company formed in 1965. He is also Honorary Consul for Sweden in Dallas. Mr. Alpert holds directorships with Aladdin Industries, Inc., Texas Industries, Inc., and Chaparral Steel Company. He is an advisory director for I.C. Deal Companies, Heartland Capital Partners, Ltd. and Asia Info Services. Additionally, he is a member of the Advisory Council for the University of Texas at Austin, College of Business Administration; a Trustee Emeritus for Colby College in Maine; and director of the Dallas Foundation for Health, Education and Research, a public charity. He is also a member of the Chief Executive Forum, World Business Council and Young Presidents' Organization. Mr. Alpert, age 65, is a member of the Director Affairs, the Executive and the Finance Committees of the Company.




    [PHOTO        MARGARET G. GILL                          Director since 1995
      OF
MARGARET G. GILL]
                  Senior Vice President-Legal, External Affairs and Secretary,
                  AirTouch Communications
                  a wireless communications company

                    Mrs. Gill joined AirTouch Communications in 1994 following a 20-year partnership in the law firm of Pillsbury, Madison & Sutro in San Francisco. From 1983 to 1993, she served as practice group manager and senior partner for the firm's corporate and securities group, and as managing partner in the Menlo Park, California office from 1991 to 1993. Mrs. Gill earned her law degree in 1965 from Boalt Hall Law School, University of California at Berkeley, and holds a Bachelor of Arts degree from Wellesley College. She is a fellow of the American Bar Foundation, serves on the advisory board for the Institute for Corporate Counsel and has served on several committees for the American Bar Association and the California Bar Association. Mrs. Gill, age 57, is also a member of the board of directors of the Episcopal Diocese of California and a trustee and executive committee member of the San Francisco Ballet. She is a former director and general counsel for the United Way of the Bay Area and a past trustee of St. Lukes Hospital Foundation. Mrs. Gill is a member of the Audit and the Director Affairs Committees of the Company.

    [PHOT0        ROBERT JAUNICH II                         Director since 1992
      OF
ROBERT JAUNICH]   Managing Director,
                  The Fremont Group,
                  a private investment corporation

                    Mr. Jaunich joined The Fremont Group, a private investment corporation managing assets in excess of $6.0 billion, in January 1991. He is Managing Director and member of the Boards of Directors and the Executive Committees of the Boards for Fremont's principal entities Fremont Group, L.L.C. and Fremont Investors Inc. He is also General Partner of Fremont Partners, L.P., a $605 million fund targeted to make and oversee majority equity investment positions in operating companies representing a broad spectrum of industries. Additionally, he oversees Fremont's five affiliated venture capital portfolios representing in excess of $150 million committed capital (Trinity Venture, L.P.) and is President of Fremont Capital, Inc., an SEC/NASD registered broker/dealer. In addition to serving on the board of the Company, Mr Jaunich serves as Chairman of the Managing General Partner of Crown Pacific, Ltd., and is a Trustee of the non-profit National Recreation Foundation. He is a life member of the World Presidents Organization (formerly World Business Council), and was a member of Young Presidents Organization (1980-1990). Mr. Jaunich, age 57, received a B.A. from Wesleyan University, Middletown, Connecticut and an M.B.A. from Wharton Graduate School, University of Pennsylvania. He is Chairman of the Directors Affairs Committee, and a member of the Executive and Finance Committees of the Company.





    [PHOTO        ROBERT P. WAYMAN                          Director since 1994
      OF
ROBERT P. WAYMAN]
                  Executive Vice President,
                  Finance and Administration
                  and Chief Financial Officer,
                  Hewlett-Packard Company,
                  a computer-manufacturing company

                    Mr. Wayman joined Hewlett-Packard Company in 1969. After
                  serving in several accounting management positions, he was elected Vice-President and Chief Financial Officer in 1984. He became a Senior Vice President in 1987 and an Executive Vice President in 1992. He assumed additional responsibility for administration in 1992, and was elected to Hewlett-Packard's Board of Directors in 1993. Mr. Wayman, age 51, holds a bachelor's degree in science engineering and a master's degree in business administration from Northwestern University. He is a member of the Board of Directors of Sybase Inc., and is a member of the Board of the Private Sector Council, the Policy Council of the Tax Foundation, the Financial Executives Institute, the Council of Financial Executives of the Conference Board and the Advisory Board to the Northwestern University School of Business. He is Chairman of the Audit Committee and a member of the Compensation Committee of the Company.

                 --------------------------------------------

                               CLASS I DIRECTORS

    [PHOTO        EARL F. CHEIT                             Director since 1976
      OF
EARL F. CHEIT]    Dean Emeritus, Haas School of Business
                  University of California at Berkeley

                    Dr. Cheit has served on the University of California at
                  Berkeley faculty since 1957. He held a number of administrative positions, both on and off the campus, including Executive Vice Chancellor of the University. In 1976 he was named Dean of the Business School, after serving as Associate Director and Senior Research Fellow of the Carnegie Council on Policy Studies in Higher Education. In 1983, he resumed his teaching career at the University and in 1990, he was again named Dean of the Business School for the academic year 1990/1991. In 1993, he served as the University's Interim Athletic Director. Dr. Cheit, age 70, is a member of the Board of Shaklee Corporation, Simpson Manufacturing Co. and a trustee of Mills College. He is a graduate of the University of Minnesota, from which he holds B.S., LL.B and Ph.D degrees. He is the author of numerous books and articles and serves as a consultant to various public and private organizations. Dr. Cheit serves on the Audit, the Director Affairs, and the Executive Committees of the Company.





    [PHOTO        RICHARD A. CLARKE                         Director since 1996
      OF
RICHARD A. CLARKE]
                  Retired Chairman of the Board,
                  Pacific Gas and Electric Company,
                  one of the nation's largest utility companies

                    Mr. Clarke retired from PG&E in 1995 after serving as
                  chairman of the board for nine years. As chairman and CEO he oversaw management of a $10 billion company that produces electric power and gas and is involved with power plant construction. Mr. Clarke began his association with PG&E as an attorney and served in various managerial positions leading to his appointment as Chairman and CEO. Between 1960 and 1969 he was a partner in the law firm of Rockwell, Fulkerson & Clarke. He is a member of the boards of directors of PG&E, Potlatch Corporation and BankAmerica Corporation and is an Emeritus member of the President's Council of Sustainable Development. He serves as director of the Bay Area Council and the Business Council. He is a Director of the Nature Conservancy of California and a member of the Board of Trustees of the Boalt Hall Trust-- University of California, Berkeley, School of Law, and the Advisory Board of the Walter A. Haas School of Business, University of California, Berkeley. He is Chairman of the Advisory Board of the Center for Organization and Human Resource Effectiveness at the University of California, Berkeley. Mr. Clarke has previously held Board or executive-level posts with the California Business Roundtable, California Chamber of Commerce, Edison Electric Institute and the President's Council on Environmental Quality. A native of San Francisco, Mr. Clarke, 66, earned his law degree from the University of California, Boalt Hall, and holds a bachelor's degree in political science. He is a member of the Compensation and Finance Committees of the Company.

    [PHOTO        W. KEITH KENNEDY, JR.                     Director since 1996
      OF
W. KEITH KENNEDY] President and Chief Executive
                  Officer,
                  Watkins-Johnson Company, a high-
                  technology corporation specializing
                  in semiconductor manufacturing
                  equipment and electronic products
                  for telecommunications and defense.

                    Dr. Kennedy was named President and Chief Executive
                  Officer of Watkins-Johnson Company in January 1988. Dr. Kennedy joined Watkins-Johnson in 1968, and was a Division Manager, Group Vice President and Vice President of Planning Coordination and Shareowner Relations prior to becoming President. Dr. Kennedy, age 53, is a graduate of Cornell University from which he holds B.S.E.E., M.S. and Ph.D. degrees. Dr. Kennedy is Director of the Joint Venture Silicon Valley Network, the Defense Space Consortium, the Santa Clara Valley Manufacturing Group; a member of the Executive Board of The Center for Quality Management--West; and is a senior member of the Institute of Electrical and Electronics Engineers. He is a member of the Compensation Committee of the Company.





    [PHOTO        RICHARD B. MADDEN                         Director since 1992
      OF
RICHARD B. MADDEN]
                  Retired Chairman and Chief Executive Officer,
                  Potlatch Corporation,
                  a diversified forest products company

                    Mr. Madden was Chief Executive Officer of Potlatch
                  Corporation from 1971 and Chairman of the Board from 1977 until his retirement in May of 1994. He was previously associated with Mobil Oil Corporation where he served in various management capacities for fifteen years. Mr. Madden is a director of Potlatch Corporation, PG&E Corporation and URS Corporation. He is also a Trustee Emeritus of the American Enterprise Institute for Public Policy Research. His civic activities include the Board of Governors of the San Francisco Symphony Association; Board of Directors of the Smith-Kettlewell Eye Research Institute and Board of Directors of the National Park Foundation. Mr. Madden, age 67, holds a B.S. degree in engineering from Princeton University, a J.D. degree from the University of Michigan, and a M.B.A. from New York University. He is Chairman of the Compensation Committee and serves on the Executive and Finance Committees of the Company.

    [PHOTO]

                 --------------------------------------------

                              CLASS II DIRECTORS

    [PHOTO        DONALD E. MOFFITT                          Director 1986-1988
      OF                                                    Director since 1991
 DONALD MOFFITT]
                  Chairman of the Board, President and Chief Executive
                  Officer, CNF Transportation Inc.

                    Mr. Moffitt was named President and Chief Executive
                  Officer of the Company in 1991, and Chairman of the Board of Directors in 1995. He joined Consolidated Freightways Corporation of Delaware, the Company's nationwide, full-service trucking subsidiary, as an accountant in 1955 and advanced to Vice President-Finance in 1973. In 1975, he transferred to the Company as Vice President-Finance and Treasurer and in 1981 was elected Executive Vice President-Finance and Administration. In 1983 he assumed the additional duties of President, CF International and Air, Inc., where he directed the Company's international and air freight businesses. Mr. Moffitt was elected Vice Chairman of the Board of the Company in 1986. He retired as an employee and as Vice Chairman of the Board of Directors in 1988 and returned to the Company as Executive Vice President-Finance and Chief Financial Officer in 1990. Mr. Moffitt, age 64, is a member of the Boards of Directors of the U.S. Chamber of Commerce, the California Business Roundtable, the Conference Board and the Business Advisory Council of the Northwestern University Transportation Center. He also serves on the boards of the San Francisco Bay Area Council, Boy Scouts of America and the American Red Cross, and is a member of the Board of Trustees of the Automotive Safety Foundation and the National Commission Against Drunk Driving. He is a former member of the Board of Directors and the Executive Committee of the Highway Users Federation. Mr. Moffitt is Chairman of the Executive Committee and serves on the Director Affairs Committee of the Company.





    [PHOTO        ROBERT D. ROGERS                          Director since 1990
      OF
ROBERT D. ROGERS]
                  President and Chief Executive Officer, Texas Industries,
                  Inc.
                  a producer of steel, cement, aggregates and concrete

                    Mr. Rogers joined Texas Industries, Inc. in 1963 as
                  General Manager/European Operations. In 1964 he was named Vice President-Finance; in 1968, Vice President-Operations, and in 1970 he became President and Chief Executive Officer. Mr. Rogers is also a director of Texas Industries, Inc. and serves as a member and Chairman of Chaparral Steel Company's Board of Directors. Mr. Rogers is a graduate of Yale University and earned a M.B.A. from the Harvard Graduate School of Business. He is a director of the American Business Conference, British-North American Committee and Texas Medical Resource, and is a member of the Executive Board for Southern Methodist University's School of Business. Mr. Rogers, age 60, served as Chairman of the Federal Reserve Bank of Dallas from 1984 to 1986 and was Chairman of the Greater Dallas Chamber of Commerce from 1986 to 1988. He is Chairman of the Finance Committee and a member of the Compensation Committee of the Company.

    [PHOTO        WILLIAM J. SCHROEDER                      Director since 1996
      OF
WILLIAM SCHROEDER]
                  President & Chief Executive Officer,
                  Diamond Multimedia Systems, Inc.,
                  a leader in interactive multimedia and desktop connectivity

                    Mr. Schroeder joined Diamond Multimedia Systems, Inc. in
                  May, 1994 as President and Chief Executive Officer. Prior to joining Diamond, Mr. Schroeder was employed by Conner Peripherals, Inc., initially as President and Chief Operating Officer (1986-1989), and later as Vice Chairman (1989-1994). Before Conner, Mr. Schroeder was Chief Executive Officer and co-founder of Priam Corporation, a manufacturer of high-performance disk drives for minicomputers and workstations. Mr. Schroeder also served in various management or technical positions at Memorex Corporation, McKinsey & Co., and Honeywell, Inc., and is on the board of directors of Xircom Corporation and MetaTools, Inc. Mr. Schroeder, age 52, holds the M.B.A. degree with High Distinction from Harvard Business School, and the M.S.E.E. and B.E.E. degrees from Marquette University. He is a member of the Audit Committee of the Company.

              STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth information regarding beneficial ownership of the Company's Common Stock and Series B Preferred Stock, as of January 31, 1997, by the directors, the executive officers identified in the Summary Compensation Table below, and by the directors and executive officers as a group.

                                               AMOUNT AND NATURE OF
                                                    BENEFICIAL       PERCENT OF
NAME OF BENEFICIAL OWNER                           OWNERSHIP(1)        CLASS
------------------------                      ---------------------- ----------
Robert Alpert................................          58,542 Common      *
                                                0 Series B Preferred
David I. Beatson(2)..........................          89,572 Common      *
                                               62 Series B Preferred
Earl F. Cheit................................           6,792 Common      *
                                                0 Series B Preferred
Richard A. Clarke............................           5,274 Common      *
                                                0 Series B Preferred
W. Roger Curry(3)............................         416,105 Common      *
                                                0 Series B Preferred
Margaret G. Gill.............................           5,985 Common      *
                                                0 Series B Preferred
Robert Jaunich II............................          12,992 Common      *
                                                0 Series B Preferred
W. Keith Kennedy, Jr. .......................           2,185 Common      *
                                                0 Series B Preferred
Richard B. Madden............................           8,492 Common      *
                                                0 Series B Preferred
Donald E. Moffitt(4).........................         774,212 Common    1.7
                                                0 Series B Preferred
Gregory L. Quesnel(5)........................         243,335 Common      *
                                              114 Series B Preferred
Robert T. Robertson(6).......................         335,160 Common      *
                                              127 Series B Preferred
Robert D. Rogers.............................          13,992 Common      *
                                                0 Series B Preferred
Eberhard G.H. Schmoller(7)...................         163,560 Common      *
                                               92 Series B Preferred
William J. Schroeder.........................           1,985 Common      *
                                                0 Series B Preferred
Robert P. Wayman.............................           6,992 Common      *
                                                0 Series B Preferred
All directors and executive officers as a
 group.......................................       2,145,175 Common    4.7%
(16 persons)                                  395 Series B Preferred

--------
 * Less than one percent of the Company's outstanding shares of Common Stock.
(1) Represents shares as to which the individual has sole voting and investment power (or shares such power with his or her spouse). The shares shown for non-employee directors include the following number of shares of Restricted Stock, and shares which the non-employee director has the right to acquire within 60 days of January 31, 1997 because of vested stock options: Mr. Alpert, 2,097 and 4,395; Dr. Cheit, 2,097 and 4,395; Mr. Clarke, 1,063 and 3,211; Mrs. Gill, 1,590 and 4,395; Mr. Jaunich, 2,097 and
    4,395; Dr. Kennedy, 1,110 and 875; Mr. Madden, 2,097 and 4,395; Mr. Rogers,
    2,097 and 4,395; Mr. Schroeder, 1,110 and 875; and Mr. Wayman, 2,097 and 4,395. The Restricted Stock and stock options were awarded under and are governed by the Amended and Restated Equity Incentive Plan for Non-Employee Directors. In December 1996, all stock options outstanding as of December 2, 1996 were adjusted to reflect the spin-off of Consolidated Freightways Corporation.

(2) The shares shown include 88,816 shares which Mr. Beatson has the right to acquire within 60 days of January 31, 1997 because of vested stock options.

(3) The shares shown include 391,479 shares which Mr. Curry has the right to acquire within 60 days of January 31, 1997 because of vested stock options. Mr. Curry resigned as an officer of the Company on December 2, 1996.

(4) The shares shown include 736,830 shares which Mr. Moffitt has the right to acquire within 60 days of January 31, 1997 because of vested stock options.

(5) The shares shown include 241,515 shares which Mr. Quesnel has the right to acquire within 60 days of January 31, 1997 because of vested stock options.

(6) The shares shown include 333,708 shares which Mr. Robertson has the right to acquire within 60 days of January 31, 1997 because of vested stock options.

(7) The shares shown include 159,217 shares which Mr. Schmoller has the right to acquire within 60 days of January 31, 1997 because of vested stock options.

     INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN BOARD COMMITTEES

  During 1996, the Board of Directors held nine meetings. Each incumbent director attended at least 75% of all meetings of the Board and the committees of the Board on which he or she served.

  The Board of Directors currently has the following standing committees:
Audit Committee, Compensation Committee, Director Affairs Committee, Executive Committee and Finance Committee. Descriptions of the Audit, Compensation and Director Affairs Committees follow:

  AUDIT COMMITTEE: The Audit Committee recommends independent public accountants for appointment by the shareholders to perform the audit of the Company's accounting records and authorizes the performance of services by the accountants so appointed. The Committee reviews the annual audit of the Company by the independent public accountants, and, in addition, annually reviews the results of the examinations of accounting procedures and controls performed by the Company's internal auditors. The members of the Audit Committee are Robert P. Wayman--Chairman, Earl F. Cheit, Margaret G. Gill and William J. Schroeder. The Committee met three times during 1996.

  COMPENSATION COMMITTEE: The Compensation Committee approves the salaries and other compensation of executive officers and other key employees, except that the Committee recommends to the Board for its approval the salary of the Chief Executive Officer of the Company. The Committee also oversees the administration of the Company's short-term and long-term incentive compensation plans and grants of stock options under the Company's Stock Option Plan of 1988 and the administration of the retirement and benefit plans of the Company and its domestic subsidiaries for non-contractual employees. The members of the Compensation Committee are Richard B. Madden--Chairman, Richard A. Clarke, W. Keith Kennedy, Jr., Robert D. Rogers and Robert P. Wayman. The Committee met seven times during 1996.

  DIRECTOR AFFAIRS COMMITTEE: The Director Affairs Committee reviews the qualifications of candidates to serve on the Board of Directors, consults with the management of the Company concerning potential candidates and recommends to the Board of Directors nominees for membership on the Board. The Committee also oversees directors' compensation, reviews and considers other matters pertaining to the functioning of the Board, and reviews and advises the Board regarding corporate governance issues. Shareholders' proposals for nominees will be given due consideration by the Committee for recommendation to the Board based on the nominees' qualifications. Shareholder nominee proposals should be submitted in writing to the Chairman of the Director Affairs Committee in care of the Corporate Secretary. The members of the Director Affairs Committee are Robert Jaunich II--Chairman, Robert Alpert, Earl F. Cheit, Margaret G. Gill and Donald E. Moffitt. The Committee met twice during 1996.

                           COMPENSATION OF DIRECTORS

  During 1996, each non-employee director was paid an annual retainer of $20,000 and accrued a retirement benefit of $20,000. Non-employee directors were also paid $1,500 per Board meeting attended and $1,000 per Committee meeting attended. Chairmen of the Board Committees received an additional $3,000.

  Directors may elect to defer payment of their fees. Payment of any deferred amount and interest equivalents accrued thereon will be made in a lump sum or in installments beginning no later than the year following the director's final year on the Company's Board. Directors are also provided with certain insurance coverages and, in addition, are reimbursed for travel expenses incurred in attending Board and Committee meetings.

  A director of the Company accrues a retirement benefit for each full calendar month he or she is a non-employee director of the Company in an amount equal to one-twelfth of the annual cash retainer. The retirement benefit vests when a director has served on the Board for five years. The amount accrued prior to 1994 was $30,000 per year of service. In 1994, $15,000 in retirement benefits accrued and in 1995, $20,000 in retirement benefits accrued. Retirement payments continue for the director's number of years of service as a non-employee director up to a maximum of 20 years, with the earliest accruals paid first.

  Awards of restricted stock and stock options have been made from time to time to non-employee directors under the Equity Incentive Plan for Non-Employee Directors, as amended and restated in 1995 (the "Plan"). The original Plan was approved by the Company's shareholders in 1994, and the amended and restated Plan was approved by the Company's shareholders in 1995.

  A restricted stock grant having a fair market value of $12,500 was made to each non-employee director then serving on the Board following approval of the Plan by shareholders in 1994. Each non-employee director who joined the Board thereafter received an equivalent grant upon joining the Board. In addition, on January 1 of each year, commencing January 1, 1995, an additional restricted stock grant having a fair market value of $12,500 was made to each non-employee director then serving on the Board. Restrictions on all restricted stock lapse five years from the date of grant.

  Stock options were granted on January 1, 1995 to each non-employee director then serving on the Board for 2,500 shares of Common Stock of the Company at an exercise price of $22.375, the then fair market value of the Common Stock. Each non-employee director who joined the Board thereafter received an equivalent grant upon joining the Board, but at an exercise price equal to the then fair market value of the Common Stock. On January 1 of each year thereafter, commencing January 1, 1996, additional stock options were granted to each non-employee director then serving on the Board for 1,000 shares of Common Stock of the Company at an exercise price equal to the then fair market value of the Common Stock. The exercise prices for the January 1, 1996 and January 1, 1997 stock option grants were $26.50 and $22.25, respectively.

  In December 1996, the 1995 and 1996 stock option grants were adjusted to reflect the spin-off of Consolidated Freightways Corporation. As adjusted, those stock option grants are for 2,961 and 1,184 shares, respectively, of the Company's Common Stock, with exercise prices of $18.89 and $22.38, respectively.

                      COMPENSATION OF EXECUTIVE OFFICERS

                         I. SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation received by the Company's Chief Executive Officer and the four next most highly paid executive officers for the three fiscal years ended December 31, 1996. The table also sets forth the compensation received for those fiscal years by W. Roger Curry, who resigned his position as Senior Vice President of the Company on December 2, 1996 and became President and Chief Executive Officer of Consolidated Freightways Corporation. As used in this Proxy Statement, "Named Executives" means the officers identified in this Summary Compensation Table, including Mr. Curry.

                                                                  LONG TERM
                                                               COMPENSATION(4)
                                                               ---------------
                                                                   AWARDS
                                    ANNUAL COMPENSATION        ---------------
                              --------------------------------   SECURITIES
                                                  OTHER ANNUAL   UNDERLYING     ALL OTHER
NAME AND                       SALARY   BONUS(2)  COMPENSATION    OPTIONS/     COMPENSATION
PRINCIPAL POSITION(S)    YEAR    $         $        (3) ($)     SAR'S (#) (5)    (6) ($)
-----------------------  ---- -------- ---------- ------------ --------------- ------------
Donald E. Moffitt        1996 $670,020 $1,041,884   $65,543        88,816/0      $84,960
Chairman of the Board    1995  650,000     30,999     3,538       207,237/0       84,398
President & Chief        1994  618,038    561,548    38,621        91,184/0       89,556
Executive Officer
W. Roger Curry(1)        1996 $380,352 $        0   $66,926        35,526/0      $ 4,659(7)
Senior Vice President    1995  412,048          0    71,958        35,526/0        5,667
                         1994  363,944    419,740    83,648       124,786/0        9,455
Robert T. Robertson(1)   1996 $424,424 $  206,952   $19,208        35,526/0      $ 3,552
Senior Vice President    1995  412,048     94,471    12,698        35,526/0        4,437
                         1994  363,944    357,849    23,826        35,971/0        6,955
Gregory L. Quesnel       1996 $360,828 $  547,293   $39,682        35,526/0      $ 2,862
Exec. Vice President &   1995  350,272     12,850     2,960        35,526/0        3,306
Chief Financial Officer  1994  335,126    242,453    17,175        35,971/0        4,138
Eberhard G.H. Schmoller  1996 $278,616 $  513,733   $26,394        27,237/0      $ 2,849
Senior Vice President,   1995  270,452      9,922     7,989        27,237/0        3,408
General Counsel and      1994  258,762    187,206    10,270        27,089/0        5,800
Secretary
David I. Beatson(1)      1996 $330,434 $   79,343   $ 1,876        35,526/0      $ 2,943
Senior Vice President    1995  288,808     57,781         0        29,605/0        3,230
                         1994  223,872    221,404     2,101        59,211/0        3,198

--------
(1) Mr. Curry also served as President and Chief Executive Officer of CF MotorFreight, the Company's nationwide, full-service trucking subsidiary. Mr. Robertson is also President and Chief Executive Officer of Con-Way Transportation Services, Inc., the Company's regional trucking subsidiary. Mr. Beatson is also President and Chief Executive Officer of Emery Air Freight Corporation, the Company's air freight subsidiary.

(2) The amounts shown in this column reflect payments under the Company's short-term incentive compensation plans in which all regular, full-time, non-contractual employees of the Company are eligible to participate. They also reflect, in the case of Messrs. Moffitt, Quesnel, Schmoller and Robertson, special incentive compensation awards of $700,000, $400,000, $400,000 and $63,876, respectively.

(3) Amounts shown for 1996 in this column include: (a) Long-Term Incentive Plan interest earned and deferred for Messrs. Curry, Robertson, Quesnel and Schmoller of $66,926, $392, $242 and

    $5,428, respectively; (b) interest earned on deferred compensation accounts above 120% of the applicable federal rate for Messrs. Moffitt, Robertson, Quesnel, Schmoller and Beatson of $62,429, $18,816, $39,440, $20,966 and
    $1,876, respectively; and (c) payments by the Company, on behalf of Mr. Moffitt, totaling $3,114 for FICA tax liability. Perquisites and other personal benefits for each named executive officer were below the lesser of $50,000 or 10% of the total annual salary and bonus.

(4) There were no restricted stock awards and no long-term incentive payouts in any of the three years.

(5) The amounts shown in this column reflect the number of securities underlying the options as adjusted to reflect the December 2, 1996 spin-off of Consolidated Freightways Corporation. The pre-adjustment share amounts, originally granted in 1996, 1995 and 1994, respectively, for Messrs. Moffitt, Curry, Robertson, Quesnel, Schmoller and Beatson were:
    Moffitt, 75,000, 175,000 and 77,000; Curry, 30,000, 30,000 and 105,375;
    Robertson, 30,000, 30,000 and 30,375; Quesnel, 30,000, 30,000 and 30,375;
    Schmoller, 23,000, 23,000 and 22,875; and Beatson, 30,000, 25,000 and
    50,000, respectively.

(6) Amounts shown for 1996 in this column include:

    (a) Payments by the Company for premiums for taxable group life insurance on behalf of Messrs. Moffitt, Curry, Robertson, Quesnel, Schmoller and Beatson of $11,443, $2,409, $1,302, $612, $599 and $693, respectively.

    (b) Company contributions to the Thrift and Stock Plan accounts of Messrs. Curry, Robertson, Quesnel, Schmoller and Beatson of $2,250 each.

    (c) Payments by the Company to Mr. Moffitt totaling $73,517, made pursuant to the terms of his employment agreement with the Company as compensation for retirement benefits no longer payable following his return to the Company in 1990.

(7) In addition, the Company also agreed, as part of an arrangement with Mr. Curry in connection with his resignation of employment with the Company, to make monthly payments to Mr. Curry in the amount of $22,035.36. Such monthly payments commenced in January 1997 and are to continue until such time as Mr. Curry retires from Consolidated Freightways Corporation. The Company's arrangement with Mr. Curry further provides that amounts otherwise payable to Mr. Curry upon retirement under the Company's Supplemental Retirement Plan will be reduced by the aggregate amount of such monthly payments.

                          II. OPTION/SAR GRANTS TABLE

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR




                                       INDIVIDUAL GRANTS(1)
                           --------------------------------------------
                           NUMBER OF
                           SECURITIES                                    GRANT
                           UNDERLYING  % OF TOTAL                         DATE
                            OPTIONS/  OPTIONS/SARS EXERCISE             PRESENT
                              SARS     GRANTED TO   OR BASE             VALUE(3)
                            GRANTED   EMPLOYEES IN   PRICE   EXPIRATION --------
                             (#)(2)   FISCAL YEAR  ($/SHARE)    DATE      ($)
                           ---------- ------------ --------- ---------- --------
Donald E. Moffitt.........  88,816/0     14.82%     $18.05    07/01/06  $754,048
W. Roger Curry............  35,526/0      5.93%     $18.05    07/01/06  $301,616
Robert T. Robertson.......  35,526/0      5.93%     $18.05    07/01/06  $301,616
Gregory L. Quesnel........  35,526/0      5.93%     $18.05    07/01/06  $301,616
Eberhard G.H. Schmoller...  27,237/0      4.55%     $18.05    07/01/06  $231,242
David I. Beatson..........  35,526/0      5.93%     $18.05    07/01/06  $301,616

--------
(1) No SARs were issued in 1996.

(2) All options are exercisable in whole or in part on the first anniversary of the grant date or earlier upon a change in control of the Company. The amounts shown in this column reflect the number of securities underlying the options as adjusted to reflect the December 2, 1996 spin-off of Consolidated Freightways Corporation. The pre-adjustment share amounts, originally granted in 1996 for Messrs. Moffitt, Curry, Robertson, Quesnel, Schmoller and Beatson were 75,000, 30,000, 30,000, 30,000, 23,000 and
    30,000, respectively.

(3) Present value based on modified Black-Scholes option pricing model which includes assumptions for the following variables: (i) option exercise prices equal the fair market values on the dates of grant; (ii) option term equals 10 years, based on the industry standard of ten years for the term of an option; (iii) volatility equals 0.3500; (iv) risk-free interest rate equals 6.67% for the July 1996 grant; and (v) estimated future average dividend yield equals 1.68%.

  The Company's use of this model should not be construed as an endorsement of its accuracy in valuing options. The Company's executive stock options are not transferable so the "present value" shown cannot be realized by the executive. Future compensation resulting from option grants will ultimately depend on the amount by which the market price of the stock exceeds the exercise price on the date of exercise.

              III. OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL-YEAR END OPTION/SAR VALUES

  The following table provides information on option/SAR exercises in 1996 by the Named Executives and the value of such officers' unexercised options/SARs at December 31, 1996.

                                                     NUMBER OF
                                                     SECURITIES        VALUE OF
                                                     UNDERLYING      UNEXERCISED
                                                    UNEXERCISED      IN-THE-MONEY
                                                    OPTIONS/SARS     OPTIONS/SARS
                                                     AT FY-END        AT FY-END
                                           VALUE       (#)(1)      ($)(1)(2)(3)(4)
                          SHARES ACQUIRED REALIZED  EXERCISABLE/     EXERCISABLE/
                          ON EXERCISE (#)   ($)    UNEXERCISABLE    UNEXERCISABLE
                          --------------- -------- -------------- ------------------
Donald E. Moffitt.......         --           --   736,830/88,816 $4,947,445/373,027
W. Roger Curry..........         --           --   415,898/35,526  2,780,315/149,209
Robert T. Robertson.....         --           --   334,016/35,526  2,499,516/149,209
Gregory L. Quesnel......         --           --   242,124/35,526  1,539,946/149,209
Eberhard G.H. Schmoller.         --           --   162,301/27,237    897,793/114,395
David I. Beatson........       6,600      $73,012   88,816/35,526    251,151/149,209

--------
(1) Mr. Moffitt has 736,830 exercisable options valued at $4,947,445; 88,816 unexercisable options valued at $373,027; and 0 stock appreciation rights
    (SARs). Mr. Curry has 391,479 exercisable options valued at $2,525,940; 35,526 unexercisable options valued at $149,209; and 24,419 SARs the appreciation on which is valued at $254,375. Mr. Robertson has 333,708 exercisable options valued at $2,449,516; 35,526 unexercisable options valued at $149,209; and 308 SARs the appreciation on which is valued at $0. Mr. Quesnel has 241,515 exercisable options valued at $1,537,664; 35,526 unexercisable options valued at $149,209; and 609 SARs the appreciation on which is valued at $2,282. Mr. Schmoller has 159,217 exercisable options valued at $883,611; 27,237 unexercisable options valued at $114,395; and 3,084 SARs the appreciation on which is valued at $14,182. Mr. Beatson has 88,816 exercisable options valued at $251,151; 35,526 unexercisable options valued at $149,209; and 0 SARs. The value of outstanding SARs was fixed as described in footnote 4 below when the Company's SAR plan was terminated on March 31, 1990.

(2) Based on the closing stock price of $22.25 on December 31, 1996.

(3) Numbers shown reflect the value of options granted at various times over a ten-year period.

(4) The Company's Incentive Compensation Stock Appreciation Rights Plan ("SAR Plan") was terminated on March 31, 1990. Under the SAR plan, selected key employees were afforded the opportunity to convert cash awards under the Company's short-term incentive compensation plans into SARs corresponding in value to the Company's shares of Common Stock. The SARs fluctuated in value as the price of the Common Stock increased or decreased and earned amounts equal to dividends declared on the Common Stock. When the SAR Plan was terminated, the value of all outstanding SARs was fixed as of that date. Interest equivalents have been credited to outstanding balances of participants since April 1, 1990. Payouts are made in cash and commence upon a participant's prior election or termination of employment with the Company.

                   IV. LONG-TERM INCENTIVE PLAN AWARDS TABLE

  The following table sets forth information regarding awards made to the Named Executives in 1996 under the Company's Return on Equity Plan. Except for such awards, no Long-Term Incentive Plan Awards were made to the Named Executives in 1996.

                                                             ESTIMATED FUTURE PAYOUTS
                                                                       UNDER
                            NUMBER OF     PERFORMANCE OR   THE RETURN ON EQUITY PLAN(1)
                          SHARES, UNITS OTHER PERIOD UNTIL -----------------------------
                            OR OTHER      MATURATION OR    THRESHOLD  TARGET   MAXIMUM
          NAME             RIGHTS (#)         PAYOUT       ($ OR #)  ($ OR #)  ($ OR #)
          ----            ------------- ------------------ --------- -------- ----------
Donald E. Moffitt.......     140,000         12/31/98          $0    $602,000 $1,204,000
W. Roger Curry(2).......      56,000         12/31/98           0           0          0
Robert T. Robertson.....      56,000         12/31/98           0     240,800    481,600
Gregory L. Quesnel......      56,000         12/31/98           0     240,800    481,600
Eberhard G.H. Schmoller.      43,000         12/31/98           0     184,900    369,800
David I. Beatson........      46,600         12/31/98           0     200,380    400,760

--------
(1) Target payouts are made if the Return on Equity for the applicable award period is equal to a specified target percentage. For Returns on Equity below the target percentage, the payouts decrease in accordance with a specified payout table, and drop to zero if the Return on Equity is less than the target percentage by 5 or more percentage points. For Returns on Equity above the target percentage, the payouts increase in accordance with the payout table, up to a maximum of twice the target payout if the Return on Equity exceeds the target percentage by 5 or more percentage points.

(2) Under the terms of the Return on Equity Plan, Mr. Curry forfeited his units when he left the Company on December 2, 1996.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  To the Board of Directors:

  As members of the Compensation Committee of the Board of Directors, it is our duty to administer the Company's executive compensation program to ensure the attraction, retention and appropriate reward of executive officers, to motivate their performance in the achievement of the Company's business objectives, and to align the interests of executive officers with the long-term interests of the Company's shareholders. Because the Company's compensation policy is to pay for performance, each executive's total compensation is based on the performance of the Company, the executive's business unit, and the executive individually.

  Executive compensation consists of three components: base salary, short-term incentive compensation and long-term incentive compensation. The Company has put a significant portion of total potential compensation for all executives "at risk" through short-term and long-term incentive compensation. It is the Company's policy to tie a greater portion of an executive's total potential compensation to performance of the Company and its subsidiaries, than is the case for Company employees generally. In keeping with the general policy of pay for performance, an even greater portion of the total potential compensation for the executives named in the Summary Compensation Table on page 12 ("Named Executives") is tied to performance than is the case for Company executives generally.

BASE SALARY

  The Company strives to pay base salaries that are competitive with those of other companies in the freight transportation industry, taking into account the Company's size compared to those companies. The companies used for this comparison are some of the same as those included in the performance graph that follows this report with the addition of several other transportation companies. These additions were made on the basis of comparable size.

  For 1996, we reviewed base salaries for executive officers against competitive salary data for officers in similar positions at peer companies as well as surveys of executive compensation for general industry. The Committee determined that executive salaries were generally competitive. As to the Named Executives, the increase for Mr. Beatson for 1996 over 1995 includes an adjustment to bring his salary more in line with competitive levels. The base salaries for all Named Executives, other than Mr. Moffitt, were approved by the Committee. The approval of Mr. Moffitt's 1996 salary is discussed below under "CEO Compensation."

SHORT-TERM INCENTIVE COMPENSATION

  The Committee has delegated to the Chief Executive Officer and other executive officers the responsibility and authority to design and administer the Company's short-term incentive plans. These plans provide for annual awards to regular, full-time, non-contractual employees.

  At the end of the year, each major subsidiary develops goals which reflect its business objectives for the following year. These goals represent measurable performance objectives based on such criteria as profits, revenue, returns on equity, assets or capital, expenses or service. The parent Company goals generally represent a compilation of the profit goals of the subsidiaries. The final incentive compensation plans are reviewed and approved by the Committee. The plans are then incorporated into the Company's business plan for the ensuing year and presented to the Board of Directors for approval and adoption. In 1996, the performance objective for Messrs. Moffitt, Quesnel and Schmoller was based on pre-tax, pre-incentive income of the parent Company, the performance objective for Mr. Robertson was based on the pre-incentive operating income of Con-Way Transportation Services, Inc., the performance objective for Mr. Curry was based on the pre-incentive operating income of CF MotorFreight, and the performance objective for Mr. Beatson was based on pre-incentive operating income of Emery Air Freight Corporation.

  Upon attainment of the established performance goals, participants, other than the Named Executives, may receive incentive compensation ranging from 5% to 60% of base salary (the participant's "participation factor"), according to a participant's level of responsibility, with the opportunity to double that percentage for performance in excess of the stated goals. For 1996, the participation factors for the Chief Executive Officer and the other Named Executives were 75% and 60% of salary, respectively, also with the opportunity to double that percentage to 150% and 120% respectively for extraordinary results.

  In 1996, no bonuses were earned by participants in the CF MotorFreight incentive compensation plan, and the bonuses earned by participants in the Con-Way, Emery and parent Company incentive compensation plans were only a fraction of the participants' participation factors. As to the Named Executives, Messrs. Moffitt, Quesnel and Schmoller earned incentive compensation of 51%, 40.8% and 40.8% respectively, of their respective salaries, under the parent Company plan. Similarly, Mr. Robertson earned incentive compensation of 33.7% of his salary, under the Con-Way plan; and Mr. Beatson earned incentive compensation of 24% of his salary, under the Emery plan. Mr. Curry earned no incentive compensation under the CF MotorFreight plan. Bonuses for the Named Executives are reflected in the Summary Compensation Table for Compensation of Executive Officers.

  In addition to the bonuses which were earned by Messrs. Moffitt, Quesnel and Schmoller under the incentive compensation plan described above, in 1996 Mr. Moffitt received a special incentive compensation award of $700,000, and Messrs. Quesnel and Schmoller received special incentive compensation awards of $400,000 each, in recognition of their contributions in connection with the successful spin-off of Consolidated Freightways Corporation on December 2, 1996.

  Effective July 1, 1996, the Committee also instituted a new annual bonus program for operating company executives, with bonus payments tied to the achievement of targeted operating ratios. Among the Named Executives, Messrs. Curry, Robertson and Beatson were eligible to participate in the new bonus plan. Based upon results of operations for the second half of 1996, Mr. Robertson earned a bonus of $63,876. Messrs. Curry and Beatson did not earn bonuses under the program. The Committee has decided to continue the annual bonus program in 1997.

LONG-TERM INCENTIVE COMPENSATION

  We believe that executives should have a large stake in the risks and rewards of long-term ownership of the Company. The Stock Option Plan of 1988 provides for the granting of options to purchase shares of the Company's Common Stock to key employees of the Company and its subsidiaries.

  In 1996, the Company engaged an independent executive compensation consultant to reassess the competitiveness of the Company's compensation programs for senior management. As part of this study, the consultant was asked to analyze and compare the Company's base salaries, annual bonuses and long-term incentive awards with competitive practices and levels. The consultant concluded that, taken together, the elements of the Company's compensation package deliver pay opportunity that is situated well within competitive norms for base salary and annual bonuses. The consultant concluded that the long-term incentive compensation was at the low end of the competitive range.

  As part of the 1996 engagement, the consultant was asked to review various stock option allocation methodologies and to recommend a formula appropriate for the Company and consistent with practices in comparable companies. The allocation formula recommended by the consultant takes into consideration each executive's organizational position, decision-making influence and accountability over the strategic results of the Company. After reviewing information and suggestions provided by the consultant and adjusting for individual factors, the Committee granted options for 510,000 shares to executives of the Company and its subsidiaries. These awards were effective July 1, 1996.

  As in 1995, the Committee in 1996 continued the policy of granting the first 4,000 options to each executive in the form of Incentive Stock Options ("ISOs") as that term is used in (S)422 of the Internal Revenue Code of 1986. The use of ISOs, recommended by the Company's independent compensation consultant, is consistent with the Company's desire to encourage long-term accumulation of Company stock by executives.

  In order to bring the Company's long-term incentive compensation to competitive levels, the compensation consultant recommended, and the Committee approved, a long-term bonus plan for executives based on the increase in the Company's shareholder equity. The plan, entitled the Return on Equity Plan, pays senior executives bonuses based on the percentage increase in the Company's shareholder equity. Awards were made under the Plan for the first time in 1996. Since the increase in shareholder equity is measured over a three-year period, there were no bonus payments made under the Plan in 1996. Should the increase in shareholder equity continue at the same rate as in 1996, no payments would be made in respect of the 1996 awards.

  Under the Long-Term Incentive Plan of 1988 and its predecessor, the Long-Term Incentive Plan of 1978, key employees of the Company and its subsidiaries, including the Named Executives, have previously been awarded growth units entitling them to certain cash benefits upon such units vesting and appreciating in value. No such growth awards have been awarded since 1990.

CEO COMPENSATION

  The Committee recommended, and the Board approved, a salary increase of approximately 3% for Mr. Moffitt for 1996, as the Company continued to move toward more performance-based compensation for its executive officers. As the only member of the Board who is also an executive officer of the Company, Mr. Moffitt did not participate in deliberations concerning his own salary.

  For 1996, Mr. Moffitt earned short-term incentive compensation of $341,884, based on the pre-tax, pre-incentive income objective for the parent Company established at the beginning of 1996. In addition, Mr. Moffitt received a special incentive compensation award of $700,000. For 1996, Mr. Moffitt elected to defer $822,512 of his short-term incentive compensation until his retirement from the Company.

  As discussed under "Long-Term Incentive Compensation" on page 18, the Company's independent executive compensation consultant was specifically asked to recommend a formula for stock option allocations. Consistent with the recommended formula, Mr. Moffitt was awarded options for shares having an aggregate exercise price of approximately three times his annual salary.

POLICY ON DEDUCTIBILITY OF COMPENSATION

  The federal income tax law limits the deductibility of certain compensation paid to the Chief Executive Officer and the four other most highly compensated executives (the "covered employees") in excess of the statutory maximum of $1 million per covered employee. The Committee's general policy is, where feasible, to structure compensation paid to the covered employees so as to maximize the deductibility of such compensation for federal income tax purposes; however, there may be circumstances where portions of such compensation will not be deductible. In 1996, as in prior years, no covered employee's compensation exceeded such deductibility limit.

  Under the federal income tax law, certain compensation, including "performance-based compensation," is excluded from the $1 million deductibility limit. The Company's 1997 Equity and Incentive Plan (the "Plan"), which is being voted on by shareholders at the 1997 Annual Meeting of Shareholders, would allow the Committee to make certain short- and long-term incentive compensation awards to covered employees that would qualify as "performance-based compensation" but only if the Company's shareholders approve the Plan. See "Proposal to Approve the Company's 1997 Equity and Incentive Plan" on page 23. The Committee believes that shareholder approval of the Plan will enable the Committee to carry out its general policy of structuring compensation paid to the covered employees so as to maximize the deductibility of such compensation.

COMMITTEE MEMBERSHIP

  Effective January 1, 1997, the Committee was reorganized by adding Mr. Richard A. Clarke and Dr. W. Keith Kennedy, Jr. to the Committee. As of that date, Mrs. Margaret G. Gill ceased serving as a member of the Committee. In addition, Mr. Ronald E. Poelman ceased serving as a member of the Committee on December 31, 1996, upon his retirement from the Board of Directors. All compensation decisions in 1996 were made by the Committee comprised of Messrs. Madden, Poelman, Rogers and Wayman, and Mrs. Gill. The foregoing report is approved by Mr. Poelman and Mrs. Gill, and by the current members of the Committee identified below.

                          THE COMPENSATION COMMITTEE

     Richard B. Madden, Chairman                      Robert D. Rogers
     Richard A. Clarke                                Robert P. Wayman
     W. Keith Kennedy, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Members of the Compensation Committee are all independent directors of the Company and have no other relationships with the Company and its subsidiaries.

         A COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*

 CONSOLIDATED FREIGHTWAYS, INC., S & P 500 INDEX, S & P MID CAP 400 INDEX, PEER
                               GROUP INDICES

                              [PERFORMANCE GRAPH]

                       Consolidated  S&P(R)     New Peer             Old Peer
Measurement Period     Freightways,  MidCap     Group Index  S&P     Group Index
(Fiscal Year Covered)  Inc.          400 Index  (7 Stocks)   500(R)  (7 Stocks)
---------------------  ------------  ---------  -----------  ------  ----------
-
Measurement Pt- 4Q 91  $100          $100       $100         $100    $100
FYE  4Q 92             $115          $112       $126         $108    $120
FYE  4Q 93             $154          $128       $151         $118    $140
FYE  4Q 94             $146          $123       $133         $120    $123
FYE  4Q 95             $175          $161       $141         $165    $125
FYE  4Q 96             $176          $192       $148         $203    $128

  * Assumes $100 invested on December 31, 1991 in Consolidated Freightways, Inc., S & P 500 Index, S & P Mid Cap 400 Index and the Peer Group Indices, described below, and that any dividends were reinvested.

  Shareholder return on the Company's common stock was adjusted to reflect the December 2, 1996 spin-off of Consolidated Freightways Corporation ("CFC") by assuming that the value of the CFC stock received as a dividend was reinvested in Company common stock. Effective at the close of business on December 2, 1996, the Company's common stock was added to the S&P Mid-Cap 400 Index and no longer included in the S&P 500 Index.

  The New Peer Group Index is a market-capitalization weighted index consisting of the common stocks of the following companies: Airborne Freight Corporation, American Freightways Corporation, Caliber Systems Inc., Federal Express Corporation, Pittston Co.--Burlington Group, Ryder System Inc. and US Freightways Corporation.

  The Old Peer Group Index is a market- capitalization weighted index consisting of the common stocks of the following companies: Airborne Freight Corporation, Arkansas Best Corporation, Federal Express Corporation, Roadway Services, Inc., TNT Freightways Corporation, Worldway Corporation (formerly Carolina Freight Corporation) and Yellow Corporation.

  The New Peer Group Index more accurately reflects the Company's peers following the spin-off of the Company's long haul, less than truckload businesses on December 2, 1996. The Old Peer Group Index contained a number of companies engaged in the long haul, less than truckload market which is no longer a principal market for the Company following the spin-off.

                              PENSION PLAN TABLE
                     ESTIMATED ANNUAL RETIREMENT BENEFITS

  The following table illustrates the approximate annual pension that may become payable to an employee in the higher salary classifications under the Company's retirement plans.

   AVERAGE FINAL TOTAL EARNINGS
       DURING HIGHEST FIVE                       YEARS OF PLAN PARTICIPATION
      CONSECUTIVE YEARS OF                -----------------------------------------
   LAST TEN YEARS OF EMPLOYMENT            15      20      25       30       35
 --------------------------------         ------- ------- ------- -------- --------
      $  200,000......................... $46,834 $65,445 $84,056 $102,667 $121,278
      $  300,000.........................  70,834  98,945 127,056  155,167  183,278
      $  400,000.........................  94,834 132,445 170,056  207,667  245,278
      $  500,000......................... 118,834 165,945 213,056  260,167  307,278
      $  600,000......................... 142,834 199,445 256,056  312,667  369,278
      $  700,000......................... 166,834 232,945 299,056  365,167  431,278
      $  800,000......................... 190,834 266,445 342,056  417,667  493,278
      $  900,000......................... 214,834 299,945 385,056  470,167  555,278
      $1,000,000......................... 238,834 333,445 428,056  522,667  617,278
      $1,100,000......................... 262,834 366,945 471,056  575,167  679,278
      $1,200,000......................... 286,834 400,445 514,056  627,667  741,278
      $1,300,000......................... 310,834 433,945 557,056  680,167  803,278

  Compensation covered for the Named Executives is the highest five-year average over the last ten years of employment of the "Salary" and "Bonus" as such terms are used in the Summary Compensation Table on page 12. Retirement benefits shown are payable at or after age 65 in the form of a single life annuity, using the current level of Social Security benefits to compute the adjustment for such benefits.

  Applicable law limits the annual benefits which may be paid from a tax-qualified retirement plan to $120,000 per year currently, and prevents pension accruals for compensation in excess of $150,000 per year and for deferred compensation. The Company has adopted non-qualified plans to provide for payment out of the Company's general funds of benefits not covered by the qualified plans. The table above represents total retirement benefits which may be paid from a combination of qualified and non-qualified plans.

  As of December 31, 1996, Messrs. Moffitt, Curry, Robertson, Schmoller, Quesnel and Beatson had 29, 28, 25, 22, 21 and 14 years of plan participation, respectively.

                               ----------------

                        PROPOSAL TO AMEND THE COMPANY'S
                    CERTIFICATE OF INCORPORATION TO CHANGE
                            THE NAME OF THE COMPANY

  The Board of Directors of the Company has unanimously approved a proposed amendment to the Company's Certificate of Incorporation which, if adopted, will change the name of the Company from "Consolidated Freightways, Inc." to "CNF Transportation Inc." The text of the proposed amendment is set forth in Exhibit A to this Proxy Statement. In connection with the spin-off of Consolidated Freightways Corporation ("CFC") on December 2, 1996 (the "Distribution Date"), CFC was assigned the right to the name "Consolidated Freightways, Inc." and related names, subject to the right of the Company to use such names for a period of nine months after the Distribution Date. It is therefore necessary for the Company to change its name from "Consolidated Freightways, Inc." to another name. The Board recommends the name "CNF Transportation Inc.," which combines the word "transportation" with the Company's long-time New York Stock Exchange ticker symbol "CNF." Since the Distribution Date, the Company has been doing business as CNF Transportation Inc., although its legal name remains Consolidated Freightways, Inc. pending shareholder approval of the proposed name change.

  The change of the Company's name will not affect in any way the validity of currently outstanding stock certificates or the trading of the Company's securities. Shareholders will not be required to surrender or exchange any share certificates currently held by them.

  Approval of the proposal requires the affirmative vote of the holders of a majority of the voting power entitled to vote thereon. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                PROPOSAL TO APPROVE THE CNF TRANSPORTATION INC.
                        1997 EQUITY AND INCENTIVE PLAN

  The Board has placed on the agenda of the meeting a proposal for the shareholders of the Company to approve the CNF Transportation Inc. 1997 Equity and Incentive Plan (the "Plan"). The Plan was adopted by the Board on January 27, 1997, subject to approval by the shareholders of the Company.

  The Plan is being submitted for shareholder approval so that, among other reasons, certain awards granted under the Plan that are intended to qualify as "performance-based compensation" under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), may so qualify.
Section 162(m) denies a deduction by an employer for certain compensation in excess of $1 million per year paid by a publicly traded corporation to the following individuals who are employed at the end of the employer's taxable year ("Covered Employees"): the chief executive officer, and the four most highly compensated executive officers (other than the chief executive officer) for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. One of these requirements is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the shareholders prior to payment. Accordingly, if the Plan is approved by shareholders and the other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, certain compensation paid to Covered Employees pursuant to the Plan will not be subject to the deduction limit of
Section 162(m).

  The Plan will, if so approved, be substituted in part for the Company's Stock Option Plan of 1988 (the "1988 Plan") and, therefore, shares of Common Stock previously authorized under the 1988 Plan but not granted prior to the adoption of the Plan will no longer be available under the 1988 Plan. Any awards previously granted under the 1988 Plan will remain outstanding pursuant to the terms of the 1988 Plan. If the Plan is not approved, the 1988 Plan will remain in effect in its present form.

  The following description of the Plan is qualified in its entirety by reference to the complete text of the Plan, attached hereto as Exhibit B. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the Plan.

GENERAL

  The purposes of the Plan are to afford an incentive to selected employees of the Company and its Subsidiaries and Affiliates to continue as employees, to increase their efforts on behalf of the Company and to promote the success of the Company's business.

  The Plan generally provides for the grant of various types of stock- and cash-based compensation. The Plan includes both a Long-Term Incentive Program and an Annual Incentive Bonus Program. Pursuant to the Long-Term Incentive Program, the Plan provides for the granting of stock options ("Options"), including incentive stock options ("ISOs") and non-qualified stock options ("NQSOs"); stock appreciation rights ("SARs"), which may be granted in tandem with or independently of Options; restricted stock and restricted stock units ("Restricted Awards"); dividend equivalents; and other stock- and cash-based awards ("Other Awards"). As more fully described below, the Annual Incentive Bonus Program provides for the granting of short-term cash-based awards. The Plan also authorizes the Committee (as defined below) to provide procedures for the deferral of the receipt of awards. All awards will be evidenced by an agreement (an "Award Agreement") setting forth the terms and conditions applicable thereto.

PLAN ADMINISTRATION

  The Plan will be administered by a committee of the Board (the "Committee"), the composition of which will at all times satisfy the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and
Section 162(m). The Plan provides that no member of the Board or the Committee will be liable for any action or determination taken or made in good faith with respect to the Plan.

  Subject to the terms of the Plan, the Committee has the right, among other things, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant awards; to determine the persons to whom and the time or times at which awards shall be granted; to determine the type and number of awards to be granted, the number of shares of stock to which an award may relate and the terms, conditions, restrictions and Performance Goals (as defined below) relating to any award; to determine Performance Goals no later than such time as required to ensure that an underlying award which is intended to comply with the requirements of
Section 162(m) so complies; to determine whether, to what extent, and under what circumstances an award may be settled, canceled, forfeited, exchanged or surrendered; to make adjustments in the terms and conditions (including Performance Goals, if any) applicable to awards; to designate affiliates; to construe and interpret the Plan and any award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the award agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. However, the Committee shall not have the authority to lower the exercise price of any outstanding Option or SAR, nor shall the Committee have the authority to settle, cancel or exchange any outstanding Option or SAR in consideration for the grant of a new award with a lower exercise price.

SHARES SUBJECT TO THE PLAN

  The maximum number of shares of Common Stock reserved for the grant of awards under the Plan is 2,200,000, subject to adjustment as provided in the Plan. The per share market value of the Common Stock was $24.75 on March 3, 1997. No more than 900,000 shares of Common Stock may be awarded in the aggregate in respect of Restricted Stock and Restricted Stock Units over the term of the Plan, and no more than 550,000 shares may be awarded in the form of stock-based awards (including Options, SARs, Restricted Awards, dividend equivalents and stock-based Other Awards) to a single individual over the term of the Plan, in each case subject to adjustment as described below. Shares subject to an award that is forfeited, canceled, exchanged, surrendered or terminated will again be available for issuance under the Plan, to the extent of such forfeiture, cancellation, exchange, surrender or termination.

  The Plan provides that, in the event of any dividend or other distribution, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, which affects the stock such that an adjustment is appropriate in order to prevent dilution or enlargement of rights under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock or cash that may thereafter be issued in connection with awards, (ii) the number and kind of shares of stock or cash issued or issuable in respect of outstanding awards, (iii) the exercise price, grant price, or purchase price relating to any award, (iv) the Performance Goals and (v) the individual limitations applicable to awards.

ELIGIBILITY

  Discretionary grants of awards may be made to any employee of the Company or its Subsidiaries or Affiliates who is determined by the Committee to be eligible for participation in the Plan, consistent with the purposes of the Plan.

LONG-TERM INCENTIVE PROGRAM

OPTIONS

  Options will vest and become exercisable over the exercise period, at such times and upon such conditions as the Committee determines and as set forth in the Award Agreement. The Committee may accelerate the exercisability of any outstanding Option at such time and under such circumstances as it deems appropriate. Options are generally exercisable during the optionee's lifetime only by the optionee. The Award Agreements will contain provisions regarding the exercise of Options following termination of employment with or service to the Company, including terminations due to the death, disability or retirement of an award recipient, or upon a Change in Control of the Company (as defined in the Plan). In addition to the terms and conditions governing NQSOs, ISOs awarded under the Plan must comply with the requirements set forth in Section 422 of the Code.

  The purchase price per share of Common Stock subject to the exercise of an Option will be as determined by the Committee but may not be less than the Fair Market Value per share on the date of grant, subject to adjustment in accordance with the antidilution provisions described in "Shares Subject to the Plan," above. Upon the exercise of any Option, the purchase price may be fully paid in cash, by delivery of Common Stock previously owned by the optionee equal in value to the purchase price, or by having shares of Common Stock with a fair market value (on the date of exercise) equal to the purchase price withheld by the Company or sold by a broker-dealer under qualifying circumstances (or in any combination of the foregoing).

STOCK APPRECIATION RIGHTS

  Unless the Committee determines otherwise, an SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. A SAR will be exercisable only to the extent the underlying Option is exercisable.

  Upon exercise of a SAR, the grantee will receive, with respect to each share subject thereto, an amount equal in value to the excess of (1) the Fair Market Value of one share of Common Stock on the date of exercise over (2) the grant price of the SAR (which in the case of a SAR granted in tandem with an Option will be the purchase price of the underlying Option, and which in the case of any other SAR will be the price determined by the Committee).

  With respect to SARs that are granted in tandem with Options, each such SAR will terminate upon the termination or exercise of the pertinent portion of the related Option, and the pertinent portion of the related Option will terminate upon the exercise of any such SAR.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

  A Restricted Stock award is an award of Common Stock subject to such restrictions on transferability and other restrictions as the Committee may impose at the date of grant or thereafter. Each Restricted Stock award shall be subject to restrictions, imposed at the date of grant, relating to either or both of (1) the attainment of Performance Goals by the Company or (2) the continued employment of the grantee with the Company, a Subsidiary or an Affiliate. With respect to any shares of Restricted Stock subject to restrictions which lapse solely based on the grantee's continuation of employment with the Company, a Subsidiary or an Affiliate, such restrictions shall lapse over a vesting schedule (so long as the grantee remains employed with the Company, a Subsidiary or an Affiliate) no shorter in duration than three years from the date of grant; provided that, such vesting schedule may provide for partial or installment vesting from time to time during such period. Unless an Award Agreement provides otherwise, a Restricted Stock recipient will have all of the rights of a shareholder during the restriction period, including the right to vote Restricted Stock and the right to receive dividends thereon.

  If the recipient of an award of Restricted Stock terminates employment with the Company during the applicable restricted period, Restricted Stock and any accrued but unpaid dividends or dividend equivalents that are at that time still subject to restrictions will be forfeited (unless the applicable Award Agreement or the Committee provide otherwise).

  Recipients of Restricted Stock Units will be entitled to receive cash or shares of Common Stock, as determined by the Committee, upon expiration of the restricted period specified for such Restricted Stock Units in the related Award Agreement. The Committee may place restrictions on Restricted Stock units which lapse, in whole or in part, on the attainment of certain Performance Goals.

  Upon termination of employment with the Company during any applicable deferral period to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of cash or Common Stock pursuant to a Restricted Stock Unit award, all such units that are subject to deferral or restriction will be forfeited (unless the applicable Award Agreement or the Committee provides otherwise).

DIVIDEND EQUIVALENTS

  Dividend equivalents may be granted, which relate to Options, Rights or other awards under the Plan, or may be granted as freestanding awards. The Committee may provide, at the grant date or thereafter, that dividend equivalents will be paid or distributed to a grantee when accrued with respect to Options, Rights or other awards under the Plan, or will be deemed to have been reinvested in additional shares of Common Stock (or such other investment vehicles as the Committee may specify). Dividend equivalents which are not freestanding will be subject to all conditions and restrictions applicable to the underlying awards to which they relate.

OTHER AWARDS

  The Committee may grant such other stock-based or cash-based awards under the Long-Term Incentive Plan as it deems consistent with the purposes of the Plan. Such awards may be granted with value and payment contingent upon the attainment of specified individual or Company (or Subsidiary) Performance Goals, so long as such goals relate to periods of performance in excess of one calendar year. The maximum payment in respect of such Other Awards that a grantee may receive under the Plan with respect to any performance period is $3 million. Payments in respect of such Other Awards may be decreased (or, with respect to any grantee who is not a Covered Employee, increased) in the sole discretion of the Committee. The Committee must certify the achievement of Performance Goals prior to the payment of Other Awards.

ANNUAL INCENTIVE BONUS PROGRAM

  The Committee is authorized to grant awards to grantees under the Annual Incentive Bonus Program (the "Program"). Awards granted under the Program may be contingent on the attainment by the Company of one or more Performance Goals over a period of one year or less. The maximum payment that any grantee may receive under the Annual Incentive Bonus Program with respect to any plan year is $3 million. Payments may be decreased (or, with respect to any participant who is not a Covered Employee, increased) in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that any applicable Performance Goals have been attained.

PERFORMANCE GOALS

  The Committee may provide that the payment of an award (or vesting thereof) will be contingent on the attainment of Performance Goals. Performance Goals are generally defined in the Plan as goals which are based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) stock price appreciation, (viii) total shareholder return (i.e., stock price appreciation plus dividends) and (ix) implementation or completion of critical projects or processes.

  Where applicable, Performance Goals will be expressed in terms of attaining a specified level of the particular criteria or attaining a specified increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Performance Goals will be determined in accordance with generally accepted accounting principles and are subject to certification by the Committee. The Committee has the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

AMENDMENT; TERMINATION

  The Plan will terminate ten years after its adoption by the Board, unless sooner terminated. The Board may at any time terminate or amend the Plan in whole or in part. However, termination or amendment of the Plan may not adversely affect the rights of any participant without his or her consent, under awards previously granted under the Plan.

MISCELLANEOUS

  The Company is authorized to withhold from any award granted, any payment relating to an award under the Plan (including from a distribution of Common Stock), or any other payment to a grantee, amounts of withholding and other taxes due in connection with the award, and to take such other action as the Committee may deem advisable to enable the Company and grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to the award. This authority includes the right to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a grantee's tax obligations.

  Unless otherwise provided by the Committee in an Award Agreement, awards granted under the Plan are not transferable, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  Set forth below is a discussion of certain federal income tax consequences relating to awards that may be granted pursuant to the Plan.

STOCK OPTIONS

NON-QUALIFIED STOCK OPTIONS

  In the case of an NQSO, an optionee generally will not be taxed upon the grant of an option. Rather, at the time of exercise of such NQSO (and in the case of an untimely exercise of an ISO), the optionee will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the purchase price. The Company will generally be entitled to a tax deduction at the time and in the amount that the optionee recognizes ordinary income.

INCENTIVE STOCK OPTIONS

  In the case of an ISO, an optionee will generally be in receipt of taxable income upon the disposition of the shares acquired upon exercise of the ISO, rather than upon the grant of the ISO or upon its timely exercise; in such event, the Company will not be entitled to a tax deduction. If certain holding period requirements have been satisfied with respect to outstanding shares so acquired, taxable income will constitute long-term capital gain. The tax consequences of any untimely exercise of an ISO will be determined in accordance with the rules applicable to NQSOs. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will generally be an item of tax preference for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

EXERCISE WITH SHARES

  An optionee who pays the purchase price upon exercise of an option, in whole or in part, by delivering already owned shares of Common Stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances relating to ISOs. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

SARS

  A grant of stock appreciation rights has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value of the shares and cash received is generally taxable to the grantee as ordinary income, and the Company will be entitled to a corresponding deduction.

RESTRICTED STOCK

  Generally, the grant of restricted stock has no federal income tax consequences at the time of grant. Rather, at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code), the grantee will recognize ordinary income in an amount equal to the fair market value of such shares. A grantee may, however, elect to be taxed at the time of the grant. The Company generally will be entitled to a deduction at the time and in the amount that the grantee recognizes ordinary income.

RESTRICTED STOCK UNITS

  In the case of Restricted Stock Units, a grantee generally will not be taxed upon the grant of such units but, rather, will recognize ordinary income upon the receipt of cash, shares or other property in payment of such Units. The amount recognized as ordinary income will equal the amount of cash received plus the value of shares and other property received. The Company will be entitled to a deduction at the time and in the amount that the grantee recognizes ordinary income.

  The foregoing summary constitutes a brief overview of the principal federal income tax consequences relating to the above-described awards based upon current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

AMOUNTS AWARDED UNDER THE PLAN

  Because participation in the Plan and the amount and terms of awards under the Plan are at the discretion of the Committee (subject to the terms of the Plan) and because Performance Goals may vary from award to award and from grantee to grantee, benefits under the Plan are not presently determinable. Compensation paid and other benefits granted to named executive officers of the Company for the 1996 fiscal year are set forth in the Summary Compensation Table appearing on page 12 of this Proxy Statement.

SHAREHOLDER APPROVAL; BOARD RECOMMENDATION

  Approval of the proposal requires the affirmative vote of a majority of votes cast with respect to the proposal at the meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CNF TRANSPORTATION INC. 1997 EQUITY AND INCENTIVE PLAN.

                               ----------------

                            APPOINTMENT OF AUDITORS

  At last year's annual meeting, shareholders approved the appointment of Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of the Company for the year ended December 31, 1996. The Board recommends that shareholders vote in favor of ratifying the reappointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997. A representative of the firm will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if he or she desires to do so and to respond to questions from shareholders.

  The Company has been informed by Arthur Andersen LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

                               ----------------

                               ----------------

                            PRINCIPAL SHAREHOLDERS

  According to information furnished to the Company as of February 15, 1997, the only persons known to the Company to own beneficially an interest in 5% or more of the shares of Common Stock or Series B Preferred Stock are set forth below. All such information is as reported in the most recent Schedule 13G filed by each such person with the Securities and Exchange Commission.

                                                  AMOUNT AND NATURE OF  PERCENT
                   NAME AND ADDRESS               BENEFICIAL OWNERSHIP  OF CLASS
                   ----------------               --------------------- --------
      FMR Corp...................................  6,196,620 Common (1)  14.1%
       82 Devonshire Street
       Boston, MA 02109
      J.P. Morgan & Co., Incorporated............  5,979,397 Common (2)  13.5%
       60 Wall Street
       New York, NY 10260
      The Goldman Sachs Group, L.P...............  3,664,184 Common (3)   8.3%
       and Goldman Sachs & Co.
       85 Broad Street
       New York, NY 10004
      T. Rowe Price Associates, Inc.............. 724,542 Preferred (4)   7.2%
       and T. Rowe Price Trust Company
       100 East Pratt Street
       Baltimore, MD 21202

--------
(1) FMR Corp., through its subsidiaries Fidelity Management & Research Company and Fidelity Management Trust Company, and Fidelity International Limited, an affiliate of FMR Corp., have, in the aggregate, sole voting power over 57,868 shares, shared voting power over 0 shares, sole dispositive power over 6,196,620 shares and shared dispositive power over 0 shares.
(2) J.P. Morgan & Co., Incorporated has sole voting power over 3,796,904 shares, shared voting power over 30,540 shares, sole dispositive power over 5,936,157 shares and shared dispositive power over 40,940 shares.
(3) The Goldman Sachs Group, L.P. and Goldman Sachs & Co. have sole voting power over 0 shares, shared voting power over 3,557,584 shares, sole dispositive power over 0 shares and shared dispositive power over 3,557,584 shares.
(4) T. Rowe Price Associates, Inc. ("Price Associates") has sole voting power over 0 shares, shared voting power over 4,434,486 shares, sole dispositive power over 0 shares and shared dispositive power over 3,411,143 shares. T. Rowe Price Trust Company, the trustee under the Company's Thrift and Stock Plan ("Trust Company"), has sole voting power over 0 shares, shared voting power over 4,434,486 shares, sole dispositive power over 0 shares and shared dispositive power over 3,4111,143 shares.

  The holdings consist of 724,542 shares of Series B Preferred Stock (which Preferred Stock is held pursuant to the Consolidated Freightways, Inc. Thrift and Stock Plan). Such shares of Series B Preferred Stock represent approximately 81% of all outstanding shares of Series B Preferred Stock. Each share of Series B Preferred Stock has the right to 6.1 noncumulative votes on each matter submitted to the meeting. The Series B Preferred Stock is convertible at the Trust Company's option under certain circumstances into 4.708 shares of Common Stock for each share of Series B Preferred Stock. On a fully converted basis, these holdings represent approximately 7% of the Common Stock.

  Price Associates serves as investment advisor with shared power to vote these securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates and the Trust Company are deemed to be the beneficial owners of the Common Stock and Series B Preferred Stock which has not been allocated to participants' accounts under the Thrift and Stock Plan. However, Price Associates and the Trust Company expressly disclaim that they are, in fact, the beneficial owners of such securities.


                               ----------------

                COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

  The Company believes that during 1996 its executive officers and directors have complied with all filing requirements under Section 16 of the Securities Exchange Act of 1934, as amended.

                               ----------------

                              CONFIDENTIAL VOTING

  Under the confidential voting policy adopted by the Board of Directors, all proxies, ballots and voting materials that identify the votes of specific shareholders will be kept confidential from the Company except as may be required by law or to assist in the pursuit or defense of claims or judicial actions, and except in the event of a contested proxy solicitation. In addition, comments written on proxies, ballots, or other voting materials, together with the name and address of the commenting shareholder, will be made available to the Company without reference to the vote of the shareholder, except where such vote is included in the comment or disclosure is necessary to understand the comment. Certain vote tabulation information may also be made available to the Company, provided that the Company is unable to determine how any particular shareholder voted.

  Access to proxies, ballots and other shareholder voting records will be limited to inspectors of election who are not employees of the Company and to certain Company employees and agents engaged in the receipt, count and tabulation of proxies.

                               ----------------

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  Under the rules of the Securities and Exchange Commission now in effect, shareholder proposals intended for inclusion in next year's proxy statement must be directed to the Secretary at the Company's executive offices located at 3240 Hillview Avenue, Palo Alto, California 94304, and must be received by November 24, 1997.

                               ----------------

                                 OTHER MATTERS

  The Company will furnish to interested shareholders, free of charge, a copy of its 1996 Annual Report on Form 10-K filed with the Securities and Exchange Commission. The report will be available for mailing after April 10, 1997. Please direct your written request to the Secretary at the Company's executive offices located at 3240 Hillview Avenue, Palo Alto, California 94304.

  Your Board knows of no other matters to be presented at the meeting. If any other matters come before the meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

                               ----------------

  The expense of proxy solicitation will be borne by the Company. The solicitation is being made by mail and may also be made by telephone, telegraph, facsimile, or personally by directors, officers, and regular employees of the Company who will receive no extra compensation for their services. In addition, the Company has engaged the services of Georgeson & Company, Inc., New York, New York, to assist in the solicitation of proxies at a fee of $10,000, plus expenses. The Company has also engaged Chase Mellon Shareholder Services to act as inspector of elections. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of the Company's voting stock.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          EBERHARD G.H. SCHMOLLER
                                          Secretary

March 24, 1997

                                   EXHIBIT A

                             PROPOSED AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                             WITH CHANGES INDICATED

  The Certificate of Incorporation, as amended, of the Company is further amended by changing Article FIRST to read as follows:

  FIRST. The name of the corporation is Consolidated Freightways, Inc. CNF Transportation Inc.


                                  Exhibit A-1

                                   EXHIBIT B

                            CNF TRANSPORTATION INC.
                        1997 EQUITY AND INCENTIVE PLAN

1.  PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

  The purposes of the 1997 Equity and Incentive Plan of CNF Transportation Inc. (the "Plan") are to afford an incentive to selected employees of CNF Transportation Inc. (the "Company") or any Subsidiary or Affiliate that now exists or hereafter is organized or acquired, to continue as employees, to increase their efforts on behalf of the Company and to promote the success of the Company's business. Pursuant to the Long-Term Incentive Program described herein, there may be granted stock options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights (either in connection with stock options granted under the Plan or independently of stock options), restricted stock, restricted stock units, dividend equivalents and other long-term stock- or cash-based Awards, and pursuant to the Annual Incentive Bonus Program described herein, there may be granted short-term stock- or cash-based Awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code may comply with such requirements and insofar as may be applicable to such Awards, the Plan shall be interpreted in a manner consistent with such requirements.

2.  DEFINITIONS.

  For purposes of the Plan, the following terms shall be defined as set forth below:

  (a) "Affiliate" means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

  (b) "Annual Incentive Bonus Program" means the program described in Section 6(c) hereof.

  (c) "Award" means any Option, SAR, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

  (d) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

  (e)  "Board" means the Board of Directors of the Company.

  (f) "Change in Control" means a change in control of the Company, which will be deemed to have occurred if:

    (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (C) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
          Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

    (ii) the following individuals cease for any reason to consitute a majority of the number of directors then serving individuals who, on the Effective Date, constitute the Board and

                                  Exhibit B-1
          any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

    (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined), directly or indirectly, acquired 25% or more of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates); or

    (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (h) "Committee" means the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3 and Section 162(m) of the Code; provided, however, that the Board may, if it so chooses, retain authority to administer all or any part of the Plan and, to the extent the Board does so, references in the Plan to "Committee" shall mean and be references to the Board.

  (i) "Company" means CNF Transportation Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

  (j) "Dividend Equivalent" means a right, granted to a Grantee under Section 6(b)(v), to receive cash or Stock equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

  (k) "Effective Date" means January 27, 1997, the date that the Plan was adopted by the Board.

  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

  (m) "Fair Market Value" per share of Stock as of a particular date means (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally

                                  Exhibit B-2
      traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the- counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

  (n) "Grantee" means a person who, as an employee of the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

  (o) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

  (p) "Long-Term Incentive Program" means the program described in Section 6(b) hereof.

  (q) "NQSO" means any Option that is designated as a nonqualified stock option.

  (r) "Option" means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO; provided that ISOs may be granted only to employees of the Company or a Subsidiary.

  (s) "Other Cash-Based Award" means an Award under the Annual Incentive Bonus Program or the Long-Term Incentive Program, which Award is not denominated or valued by reference to Stock, including an Award which is subject to the attainment of Performance Goals or otherwise as permitted under the Plan.

  (t) "Other Stock-Based Award" means an Award under the Long-Term Incentive Program that is denominated or valued in whole or in part by reference to Stock, including, but not limited to (1) restricted or unrestricted Stock awarded subject to the attainment of Performance Goals or otherwise as permitted under the Plan, and (2) a right granted to a Grantee to acquire Stock from the Company for cash.

  (u) "Performance Goals" means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment,
      (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation, (viii) total shareholder return (i.e., Stock price appreciation plus dividends) and
      (ix) implementation or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual

                                  Exhibit B-3
      or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

  (v) "Plan" means this CNF Transportation Inc. 1997 Equity and Incentive Plan, as amended from time to time.

  (w) "Plan Year" means a calendar year.

  (x) "Restricted Stock" means an Award of shares of Stock to a Grantee under
      Section 6(b)(iii) that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

  (y) "Restricted Stock Unit" means a right granted to a Grantee under Section 6(b)(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).

  (z) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

  (aa) "Stock" means shares of the common stock, par value $.625 per share, of the Company.

  (bb) "SAR" or "Stock Appreciation Right" means the right, granted to a Grantee under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Stock as specified in the Award or determined by the Committee.

  (cc) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.  ADMINISTRATION.

  The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to designate Affiliates; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing and except as otherwise provided in the second paragraph of Section 5 below, the Committee shall not have the authority to lower the exercise price of any outstanding option or SAR, nor shall the Committee have the authority to settle, cancel or exchange any outstanding option or SAR in consideration for the grant of a new award with a lower exercise price.

                                  Exhibit B-4

  The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

  No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4. ELIGIBILITY.

  Awards may be granted to selected employees of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. STOCK SUBJECT TO THE PLAN.

  The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan shall be 2,200,000, subject to adjustment as provided herein. No more than 550,000 shares of Stock may be awarded in the aggregate in respect of stock-based awards (including Options, SARs, Restricted Stock and Restricted Stock Units) to a single individual over the term of the Plan and no more than 900,000 shares of Stock may be awarded in the aggregate in respect of Restricted Stock and Restricted Stock Units to all Grantees over the term of the Plan, in each case subject to adjustment as provided herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards or awards, such related Awards or awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or cash that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or cash issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code,
(iv) the Performance Goals and (v) the individual limitations applicable to Awards.

                                  Exhibit B-5

6. SPECIFIC TERMS OF AWARDS.

  (a) General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in Stock or cash, or a combination thereof, as the Committee shall determine at the date of grant or thereafter and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

  (b) Long-Term Incentive Program. The Committee is authorized to grant to Grantees the following Awards under the Long-Term Incentive Program, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter.

    (i) Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

      (A) Type of Award. The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

      (B) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee, or a combination of both, in an amount having a combined value equal to such exercise price. A Grantee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer.

      (C) Term and Exercisability of Options. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

      (D) Termination of Employment, etc. An Option may not be exercised unless the Grantee is then in the employ of the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed since the date of grant of the Option; provided that, the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option.

      (E) Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

                                  Exhibit B-6

    (ii) SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

      (A) In General. Unless the Committee determines otherwise, an SAR
          (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable.

      (B) SARs. An SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

    (iii) Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

      (A) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine; provided, however, notwithstanding the foregoing, each Restricted Stock award shall be subject to restrictions, imposed at the date of grant, relating to either of both of (1) the attainment of Performance Goals by the Company or (2) the continued employment of the Grantee with the Company, a Subsidiary or an Affiliate. With respect to any shares of Restricted Stock subject to restrictions which lapse solely based on the Grantee's continuation of employment with the Company, a Subsidiary or an Affiliate, such restrictions shall lapse over a vesting schedule (so long as the Grantee remains employed with the Company, a Subsidiary or an Affiliate) no shorter in duration than three years from the date of grant; provided that, such vesting schedule may provide for partial or installment vesting from time to time during such period. Except to the extent otherwise provided in an Award Agreement, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon (subject to subsection (D) below).

      (B) Forfeiture. Upon termination of employment with the Company or a Subsidiary or Affiliate, during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

      (C) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

                                  Exhibit B-7

      (D) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or has been distributed.

    (iv) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

      (A) Award and Restrictions. Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee. The Committee may condition the vesting and/or payment of Restricted Stock Units, in whole or in part, upon the attainment of Performance Goals.

      (B) Forfeiture. Upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

    (v) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Grantees. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

    (vi) Other Stock- or Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon the attainment of certain Performance Goals, so long as such goals relate to periods of performance in excess of one calendar year. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. The maximum payment that any Grantee may receive pursuant to an Award granted under this paragraph in respect of any performance period shall be $3,000,000. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a "covered employee" within the meaning of Section 162(m) of the Code (a "Covered Employee"), increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that any applicable Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.


                                  Exhibit B-8

  (c) Annual Incentive Bonus Program. The Committee is authorized to grant Awards to Grantees pursuant to the Annual Incentive Bonus Program in the form of Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Grantees will be selected by the Committee with respect to participation for a Plan Year. Each Award granted under the Annual Incentive Bonus Program in respect of a Plan Year will be contingent on the attainment by the Company of one or more Performance Goals. The maximum payment that any Grantee may receive pursuant to an Award granted under the Annual Incentive Bonus Program in respect of any Plan Year shall be $3,000,000. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that any applicable Performance Goals have been attained. The Committee may establish such other rules applicable to the Annual Incentive Bonus Program to the extent not inconsistent with Section 162(m) of the Code.

7. CHANGE IN CONTROL PROVISIONS.

  Unless otherwise determined by the Committee and evidenced in an Award Agreement, in the event of a Change of Control:

  (a) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

  (b) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any Performance Goals imposed with respect to Awards shall be deemed to be fully achieved.

8. GENERAL PROVISIONS.

  (a) Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

  (b) No Right to Continued Employment, etc. Nothing in the Plan or in any Award granted or any Award Agreement, or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment.

  (c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

                                  Exhibit B-9

  (d) Stockholder Approval; Amendment and Termination. The Plan shall take effect on the Effective Date but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company, which approval must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not ratify the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Award Agreement entered into in connection herewith. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its Effective Date. No Awards shall be granted under the Plan after such termination date.

  (e) No Rights to Awards; No Stockholder Rights. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

  (f) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

  (g) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other Awards shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  (h) Regulations and Other Approvals.

    (i) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

    (ii) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

    (iii) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or

                                 Exhibit B-10
       regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

  (i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

                                 Exhibit B-11

                    [LOGO OF CNF TRANSPORTATION APPEARS HERE]

EBERHARD G.H. SCHMOLLER
Secretary

                                                                 March 24, 1997

Dear Fellow Employee:

  Enclosed is proxy material for the Consolidated Freightways, Inc. (dba CNF Transportation Inc.) Annual Meeting of Shareholders to be held on April 28, 1997. This material is being sent to you as a participant in the Consolidated Freightways, Inc. Common Stock Fund and includes (1) the Company's 1997 Proxy Statement, (2) a card to instruct Mellon Bank, the Fund trustee, as to how you wish the shares of Consolidated Freightways, Inc. credited to your account to be voted, and (3) an envelope to send your instruction card to First Chicago Trust Company of New York, the Company's stock transfer agent. A copy of our 1996 Annual Report is being sent to you under separate cover.

  In order to vote the shares credited to your account, you must complete and return the enclosed instruction card giving the trustee specific voting instructions. If you wish, you may sign and return the card without giving specific voting instructions in which case your shares will be voted as recommended by the Consolidated Freightways, Inc. Board of Directors. Under the terms of the Plan, the trustee votes any shares credited to your account for which it does not receive a signed instruction card on a timely basis in the same manner and proportion as the shares of stock for which it does receive valid voting instructions on a timely basis.

  Your instruction card must be returned directly to First Chicago Trust Company of New York, the Company's stock transfer agent. It will be treated confidentially by the transfer agent and the trustee.

  THE EXERCISE OF SHAREHOLDER VOTING RIGHTS IS A VERY IMPORTANT FEATURE OF THE COMMON STOCK FUND BECAUSE IT ALLOWS YOU TO PARTICIPATE DIRECTLY IN THE AFFAIRS OF THE COMPANY. WE URGE YOU TO EXERCISE YOUR VOTING RIGHTS. IN ORDER FOR THE TRUSTEE TO COMPLY WITH YOUR INSTRUCTIONS, FIRST CHICAGO TRUST COMPANY OF NEW YORK MUST RECEIVE YOUR COMPLETED INSTRUCTION CARD NO LATER THAN APRIL 22, 1997.

                                          Sincerely,

                                          /s/ Eberhard G.H. Schmoller

            3240 HILLVIEW AVENUE, PALO ALTO, CA 94304, 415-494-2900

                  [LOGO OF CNF TRANSPORTATION APPEARS HERE]

EBERHARD G.H. SCHMOLLER
Secretary

                                                                 March 24, 1997

Dear Fellow Employee:

  Enclosed is proxy material for the Consolidated Freightways, Inc. (dba CNF Transportation Inc.) Annual Meeting of Shareholders to be held on April 28, 1997. This material is being sent to you as a participant in the Consolidated Freightways, Inc. Thrift and Stock Plan and includes (1) the Company's 1997 Proxy Statement, (2) a card to instruct T. Rowe Price Trust Company, the Plan trustee, as to how you wish the shares of Consolidated Freightways, Inc. credited to your account to be voted, (3) if you wish to instruct the Trustee to vote the preferred shares of stock credited to your account differently than the common shares, a direction form to instruct the Trustee as to how you wish to vote such preferred shares, and (4) an envelope to forward your instructions to First Chicago Trust Company of New York, the Company's stock transfer agent. A copy of our 1996 Annual Report is being sent to you under separate cover.

  In order to vote the shares credited to your account, you must complete and return the enclosed instruction card giving the trustee specific voting instructions for the common and preferred shares. If you wish, you may sign and return the card without giving specific voting instructions and the shares will be voted as recommended by the Consolidated Freightways, Inc. Board of Directors. The instruction card will direct the trustee to vote both the common and preferred shares of stock credited to your account. If you wish to vote the preferred shares of stock differently than the common shares, you must also complete the preferred stock direction form and return it to First Chicago Trust Company of New York with the instruction card. Under the terms of the Plan, the trustee votes the shares of each class of stock credited to your account for which it does not receive a signed instruction card on a timely basis in the same manner and proportion as the shares in such class of stock for which it does receive valid voting instructions on a timely basis.

  Your instruction card must be returned directly to First Chicago Trust Company of New York, the Company's stock transfer agent. It will be treated confidentially by the transfer agent and the trustee.

  THE EXERCISE OF SHAREHOLDER VOTING RIGHTS IS A VERY IMPORTANT FEATURE OF THE PLAN BECAUSE IT ALLOWS YOU TO PARTICIPATE DIRECTLY IN THE AFFAIRS OF THE COMPANY. WE URGE YOU TO EXERCISE YOUR VOTING RIGHTS. IN ORDER FOR THE TRUSTEE TO COMPLY WITH YOUR INSTRUCTIONS, FIRST CHICAGO TRUST COMPANY OF NEW YORK MUST RECEIVE YOUR COMPLETED INSTRUCTION CARD NO LATER THAN APRIL 22, 1997.


                                          Sincerely,

                                          /s/ Eberhard G.H. Schmoller


            3240 HILLVIEW AVENUE, PALO ALTO, CA 94304, 415-494-2900

                  [LOGO OF CNF TRANSPORTATION APPEARS HERE]

EBERHARD G.H. SCHMOLLER
Secretary

                                                                 March 24, 1997

Dear CFC SASP Participant:

  Enclosed is proxy material furnished by Consolidated Freightways, Inc. (dba CNF Transportation Inc.) in connection with its Annual Meeting of Shareholders to be held on April 28, 1997. This material is being sent to you as a participant in the Consolidated Freightways Corporation Stock and Savings Plan and includes (1) Consolidated Freightways, Inc.'s 1997 Proxy Statement, (2) a card to instruct T. Rowe Price Trust Company, the Plan trustee, as to how you wish the shares of Consolidated Freightways, Inc. credited to your account to be voted, and (3) an envelope to forward your instructions to First Chicago Trust Company of New York, our stock transfer agent. A copy of our 1996 Annual Report is being sent to you under separate cover.

  In order to vote the shares credited to your account, you must complete and return the enclosed instruction card giving the trustee specific voting instructions for the shares. If you wish, you may sign and return the card without giving specific voting instructions and the shares will be voted as recommended by the Consolidated Freightways, Inc. Board of Directors. Under the terms of the Plan, the trustee votes the shares credited to your account for which it does not receive a signed instruction card on a timely basis in the same manner and proportion as the shares in such class of stock for which it does receive valid voting instructions on a timely basis.

  Your instruction card must be returned directly to First Chicago Trust Company of New York, our stock transfer agent. It will be treated confidentially by the transfer agent and the trustee.

  WE URGE YOU TO EXERCISE YOUR VOTING RIGHTS. IN ORDER FOR THE TRUSTEE TO COMPLY WITH YOUR INSTRUCTIONS, FIRST CHICAGO TRUST COMPANY OF NEW YORK MUST RECEIVE YOUR COMPLETED INSTRUCTION CARD NO LATER THAN APRIL 22, 1997.

                                          Sincerely,

                                          /s/ Eberhard G.H. Schmoller

            3240 HILLVIEW AVENUE, PALO ALTO, CA 94304, 415-494-2900

                                DIRECTION FORM


                SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                             DIRECTION TO TRUSTEE

          (USE ONLY IF YOU WISH TO VOTE PREFERRED SHARES SEPARATELY)

The undersigned hereby directs the Trustee of the Consolidated Freightways, Inc. Thrift and Stock Plan to vote all shares of Consolidated Freightways, Inc. preferred stock credited to the individual account of the undersigned under the Plan at the Annual Meeting of Shareholders of Consolidated Freightways, Inc. to be held on Monday, April 28, 1997 at 9:00 A.M. or at any adjournments or postponements thereof.

THIS DIRECTION CANNOT BE VOTED UNLESS IT IS PROPERLY SIGNED AND RETURNED. IF PROPERLY SIGNED AND RETURNED, THE TRUSTEE WILL VOTE AS DIRECTED BY THE UNDERSIGNED OR, IF NO CHOICE IS SPECIFIED, THE TRUSTEE WILL VOTE FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2, 3 AND 4 BELOW AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

1.Election of Four Class III directors for a three-year term.

  Nominees: Robert Alpert, Margaret G. Gill, Robert Jaunich II, Robert P.
  Wayman

  [_]Vote FOR all nominees listed above; except vote withheld from the following nominees (if any):
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

  [_]Vote WITHHELD from all nominees.

2.Approval of name change to CNF Transportation Inc.
            FOR [_]             AGAINST [_]             ABSTAIN [_]

3.Approval of 1997 Equity and Incentive Plan.
            FOR [_]             AGAINST [_]             ABSTAIN [_]

4.Ratify appointment of Arthur Andersen LLP as the Company's auditors for the year 1997.
            FOR [_]             AGAINST [_]             ABSTAIN [_]

The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

                                                                         , 1997
                                     ------------------------------------------
                                       Signature of Participant
                                     ------------------------------------------
                                       Name(Please Print)
                                     ------------------------------------------
                                       Address(Please Print)
                                     ------------------------------------------
                                       CityStateZip Code

              CONSOLIDATED FREIGHTWAYS, INC. THRIFT AND STOCK PLAN
                    Direction of Participant to Trustee of
             Consolidated Freightways, Inc. Thrift and Stock Plan
                      (Common Stock and Preferred Stock)

The Undersigned hereby directs the Trustee of the Consolidated Freightways, Inc. Thrift and Stock Plan to vote all shares of Consolidated Freightways, Inc. common stock and preferred stock credited to the individual account of the undersigned under the Plan at the Annual Meeting of Shareholders of Consolidated Freightways, Inc. to be held on Monday, April 28, 1997 at 9:00 A.M. and at any adjournments or postponements thereof. The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

              Election of four Class III directors for a three-year term.

              Nominees:   Robert Alpert
                          Margaret G. Gill
                          Robert Jaunich II
                          Robert P. Wayman

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to direct the Trustee to vote in accordance with the Board of Directors' recommendations.

                   PLEASE SIGN THIS CARD ON THE REVERSE SIDE

[X] Please mark your                                                        7895
    votes as in this
    example.

    This direction cannot be voted unless it is properly signed and returned. If properly signed and returned, the Trustee will vote as directed by the undersigned or, if no choice is specified, the Trustee will vote FOR the election of directors and FOR items 2, 3 and 4 below.

----------------------------------------------------------------------------------------------------------------------------------
               The Board of Directors recommends a vote FOR the election of directors and FOR Item 2, 3 and 4 below.
----------------------------------------------------------------------------------------------------------------------------------
                 FOR  WITHHELD                         FOR  AGAINST  ABSTAIN                                  FOR  AGAINST ABSTAIN
1. Election of   [_]     [_]    2. Approval of name    [_]    [_]      [_]    3. Approval of 1997 Equity and  [_]    [_]     [_]
   Directors                       change to CNF                                 Incentive Plan.
   (see reverse)                   Transportation Inc.
For, except vote withheld from                                                4. Ratify appointment of        [_]    [_]     [_]
the following nominee(s):                                                        Independent Auditors.
--------------------------------
----------------------------------------------------------------------------------------------------------------------------------

              The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

SIGNATURE(S)__________________________________  DATE _________ , 1997
NOTE: Please sign exactly as name appears hereon.

               CONSOLIDATED FREIGHTWAYS, INC. COMMON STOCK FUND
                     Direction of Participant to Trustee of
               Consolidated Freightways, Inc. Common Stock Fund

The undersigned hereby directs the Trustee of the Consolidated Freightways, Inc. Common Stock Fund to vote all shares of Consolidated Freightways, Inc. common stock credited to the individual account of the undersigned under the Common Stock Fund at the Annual Meeting of Shareholders of Consolidated Freightways, Inc. to be held on Monday, April 28, 1997 at 9:00 A.M. and at any adjournments or postponements thereof. The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

          Election of four Class III directors for a three-year term.

          Nominees:  Robert Alpert
                     Margaret G. Gill
                     Robert Jaunich II
                     Robert P. Wayman

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to direct the Trustee to vote in accordance with the Board of Directors' recommendations.

                  PLEASE SIGN THIS CARD ON THE REVERSE SIDE

[X] Please mark your                                                        7897
    votes as in this
    example.

    This direction cannot be voted unless it is properly signed and returned. If properly signed and returned, the Trustee will vote as directed by the undersigned or, if no choice is specified, the Trustee will vote FOR the election of directors and FOR items 2, 3 and 4 below.

----------------------------------------------------------------------------------------------------------------------------------
               The Board of Directors recommends a vote FOR the election of directors and FOR Item 2, 3 and 4 below.
----------------------------------------------------------------------------------------------------------------------------------
                 FOR  WITHHELD                         FOR  AGAINST  ABSTAIN                                  FOR  AGAINST ABSTAIN
1. Election of   [_]     [_]    2. Approval of name    [_]    [_]      [_]    3. Approval of 1997 Equity and  [_]    [_]     [_]
   Directors                       change to CNF                                 Incentive Plan.
   (see reverse)                   Transportation Inc.
For, except vote withheld from the                                            4. Ratify appointment of        [_]    [_]     [_]
following nominee(s):                                                            Independent Auditors.
--------------------------------
----------------------------------------------------------------------------------------------------------------------------------

              The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

SIGNATURE(S)__________________________________  DATE __________, 1997
NOTE: Please sign exactly as name appears hereon.

          CONSOLIDATED FREIGHTWAYS CORPORATION STOCK AND SAVINGS PLAN
                    Direction of Participant to Trustee of
          Consolidated Freightways Corporation Stock and Savings Plan

The undersigned hereby directs the Trustee of the Consolidated Freightways Corporation Stock and Savings Plan to vote all shares of Consolidated Freightways, Inc. common stock credited to the individual account of the undersigned under the Plan at the Annual Meeting of Shareholders of Consolidated Freightways, Inc. to be held on Monday, April 28, 1997 at 9:00 A.M. and at any adjournments or postponements thereof. The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

          Election of four Class III directors for a three-year term.

          Nominees:         Robert Alpert
                            Margaret G. Gill
                            Robert Jaunich II
                            Robert P. Wayman

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to direct the Trustee to vote in accordance with the Board of Directors' recommendations.

                  PLEASE SIGN THIS CARD ON THE REVERSE SIDE

[X] Please mark your                                                        7895
    votes as in this
    example.

    This direction cannot be voted unless it is properly signed and returned. If properly signed and returned, the Trustee will vote as directed by the undersigned or, if no choice is specified, the Trustee will vote FOR the election of directors and FOR items 2, 3 and 4 below.

----------------------------------------------------------------------------------------------------------------------------------
               The Board of Directors recommends a vote FOR the election of directors and FOR Item 2, 3 and 4 below.
----------------------------------------------------------------------------------------------------------------------------------
                 FOR  WITHHELD                         FOR  AGAINST  ABSTAIN                                  FOR  AGAINST ABSTAIN
1. Election of   [_]     [_]    2. Approval of name    [_]    [_]      [_]    3. Approval of 1997 Equity and  [_]    [_]     [_]
   Directors                       change to CNF                                 Incentive Plan.
   (see reverse)                   Transportation Inc.
For, except vote withheld                                                     4. Ratify appointment of        [_]    [_]     [_]
from the following nominee(s):                                                   Independent Auditors.
--------------------------------
----------------------------------------------------------------------------------------------------------------------------------

              The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

SIGNATURE(S)__________________________________  DATE __________, 1997
NOTE: Please sign exactly as name appears hereon.

                        CONSOLIDATED FREIGHTWAYS, INC.
                          dba CNF TRANSPORTATION INC.

          This Proxy is Solicited on Behalf of the Board of Directors
                       of Consolidated Freightways, Inc.

     The undersigned appoints E.F. CHEIT, R.B. MADDEN, W.J. SCHROEDER and each of them, the proxies of the undersigned, with full power of substitution,
P    to vote the stock of CONSOLIDATED FREIGHTWAYS, INC., which the undersigned
R    may be entitled to vote at the Annual Meeting of Shareholders to be held on
O    Monday, April 28, 1997 at 9:00 A.M. and at any adjournments or
X    postponements thereof. The proxies are authorized to vote in their
Y discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

          Election of four Class III directors for a three-year term.

          Nominees: Robert Alpert
                    Margaret G. Gill
                    Robert Jaunich II
                    Robert P. Wayman

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

                   PLEASE SIGN THIS CARD ON THE REVERSE SIDE

[X] Please mark your
    votes as in this
    example.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR Items 2, 3 and 4 below.

----------------------------------------------------------------------------------------------------------------------------------
               The Board of Directors recommends a vote FOR the election of directors and FOR Item 2, 3 and 4 below.
----------------------------------------------------------------------------------------------------------------------------------
                 FOR  WITHHELD                                                                               FOR  AGAINST ABSTAIN
1. Election of   [_]     [_]    For, except vote withheld from the             3. Approval of 1997 Equity and  [_]    [_]     [_]
   Directors                    following nominee(s):                             Incentive Plan.
   (see reverse)                                                                                             FOR  AGAINST ABSTAIN
                                ----------------------------------             4. Ratify appointment of        [_]    [_]     [_]
                         FOR  AGAINST  ABSTAIN                                    Independent Auditors.
  2. Approval of name    [_]    [_]      [_]
     change to CNF
     Transportation Inc.
----------------------------------------------------------------------------------------------------------------------------------

The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

                                        Date:                            , 1997
                                              ---------------------------
                                        Signature(s)
                                                    ---------------------------

                                        ---------------------------------------
                                        NOTE: Please sign exactly as name
                                              appears hereon. Joint tenants
                                              should each sign. When signing as
                                              an attorney, executor,
                                              administrator, trustee, or
                                              guardian, please give full title
                                              as such.